United States

Securities and Exchange Commission

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

811-07925

(Investment Company Act File Number)

WesMark Funds

(Exact Name of Registrant as Specified in Charter)

One Bank Plaza, 5th floor

Wheeling, WV 26003

(Address of Principal Executive Offices)

(304) 234-9000

(Registrant’s Telephone Number)

JoEllen L. Legg, Esq.

ALPS Fund Services, Inc.

1290 Broadway, Suite 1100

Denver, CO 80203

(Name and Address of Agent for Service)

Date of Fiscal Year End: December 31

Date of Reporting Period: January 1 – December 31, 2010

Item 1.  Reports to Stockholders.

WesMark Funds℠

12.31.10 » Annual Report

PRESIDENT'S MESSAGE &
COMBINED ANNUAL REPORT

Small Company Growth Fund

Growth Fund

Balanced Fund

Government Bond Fund

West Virginia Municipal Bond

President’s Message

Dear Fellow Shareholders:

The year 2010 was a year of very positive returns for both equity and fixed-income markets. The pace of economic activity slowed in the middle two quarters, and then accelerated substantially in the fourth quarter. Real consumer spending rose 4.4% in the fourth quarter, which was the strongest quarter since the first quarter of 2006. Business capital spending is leading the recovery reflecting very strong corporate earnings. While the fourth quarter Gross Domestic Product rose at an annual rate of 3.2%, without the sharp drop in inventories, real final sales in the fourth quarter rose at an annual rate of 7.1%, which is the best quarter for this measure of the economy since 1984.

The housing market appears to be scraping along the bottom and recovery will take an extended period of time. Total employment is beginning to strengthen. We think it is possible that the U. S. will add 2 million to non-farm payrolls this year. The unemployment rate may approach 8%, which is an improvement, but still much too high.

WESMARK FUNDS’ PERFORMANCE

Total assets for the funds ended 2010 at $748.1 million, compared to $659.2 million at the end of 2009. Net inflows into the funds were a total of $24.2 million. The WesMark Growth Fund provided a return of 19.23% for the year. The Fund was in the 2nd percentile out of 1,091 funds included in Lipper’s Large-Cap Core Funds category for the one year period ending December 31, 2010, based on total returns. WesMark Balanced Fund returned 11.90%, which placed the Fund in the 38th percentile out of 758 funds in the Lipper Balanced Funds category for the same one year period, based on total returns. WesMark Small Company Growth Fund provided a return of 24.88%, which was ranked in the 57th percentile out of 799 funds in the Lipper Small-Cap Core Funds category for the year ending December 31, 2010, based on total returns. The WesMark West Virginia Municipal Bond Fund provided a return of 1.94%, which was in the 26th percentile out of 144 funds in the Lipper Other States Municipal Debt Funds for the one year period, based on total returns. The WesMark Government Bond

Fund return was limited by our conservative approach to the government bond market. The relatively short duration limited returns and consequently the Fund was ranked in the 98th percentile out of 139 funds for the year, in the Lipper General U.S. Government Fund category based on total returns. However, it showed dramatic improvement and was able to outperform its peers, as measured by the Lipper General U.S. Government Funds average in the fourth quarter 2010.

MANAGERS’ OUTLOOK

We believe the U. S. economy will continue to surpass expectations in 2011, as was the case during the fourth quarter. Global economic growth is in a powerful expansion phase. The spread of capitalism is dramatically improving standards of living in most parts of the world. Corporate profit growth is providing incentives for a surge in capital spending. Innovation is creating new opportunities. The outlook for the global economy is very positive for 2011. There are signs that the U. S. will begin to take steps to address the federal budget imbalance. Economic growth will improve tax revenues, while the initial steps of spending restraint will start the process of returning the budget deficit to more manageable levels. The primary risks in the outlook for the year ahead are rising inflation, and rising global interest rates.

Thank you for investing in the WesMark Funds. We hope that you find the information in this year’s annual report helpful. We encourage you to visit our website www.wesmarkfunds.com for more information on the WesMark Funds.

Sincerely yours,

Jerome B. Schmitt, CFA
President
WesMark Funds
February 15, 2011

Past performance is no guarantee of future results. . Lipper, Inc., a Reuters company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical and are based on total return with capital gains and dividends reinvested.

For the 10-, 5-, 3-, and 1-year periods, the Growth Fund was ranked 250 of 465, 152 of 789, 75 of 932, and 20 of 1,091 as of 12/31/10 in the Large-Cap Core Funds category. For the 10-, 5-, 3-, and 1-year periods, the Balanced Fund was ranked 234 of 277, 91 of 581, 128 of 711, and 282 of 758 as of 12/31/10 in the Balanced Funds category. For the 10-, 5-, 3-, and 1-year periods, the Small Company Growth Fund was ranked 312 of 328, 120 of 568, 260 of 705, and 452 of 799 as of 12/31/10 in the Small-Cap Core Funds category. For the 10-, 5-, 3-, and 1-year periods, the West Virginia Municipal Bond Fund was ranked 84 of 119, 71 of 129, 59 of 138, and 37 of 144 as of 12/31/10 in the Other States Municipal Debt Funds category. For the 10-, 5-, 3-, and 1-year periods, the Government Bond Fund was ranked 50 of 78, 60 of 118, 79 of 129, and 136 of 139 as of 12/31/10 in the General U.S. Government Funds category.

Lipper does not guarantee the accuracy of this information. Lipper rankings are not intended to predict future results.

www.wesmarkfunds.com

WesMark Funds℠

12.31.10 » Annual Report

Small Company Growth Fund

Growth Fund

Balanced Fund

Government Bond Fund

West Virginia Municipal Bond Fund

www.wesmarkfunds.com	1

Management’s Discussion of Fund Performance

WesMark Small Company Growth Fund	December 31, 2010

The return for the WesMark Small Company Growth Fund for 2010 was 24.88%. This compares to returns of 25.71% for the Lipper Small Cap Core Funds Average and 26.85% for the Russell 2000 Index. The Fund ranked in the 57th percentile out of a universe of 799 funds in the Lipper Small-Cap Core Funds category for the 1-year period ended December 31, 2010 based on total return for the year.

The U.S. equity markets continued the strong recovery in 2010 that began in March 2009. The strength of the U.S. equity markets reflected positive earnings results for U.S. corporations, Federal Reserve policy to maintain low interest rates, and the compromise on extending the Bush Era tax cuts. The growth rate of the U.S. Gross Domestic Product accelerated during the last three quarters of the year with a growth rate of 1.7% in the second quarter, 2.6% in the third quarter, and 3.2% in the fourth quarter. Small cap stocks strongly outperformed large cap stocks during 2010. The return of 26.85% for the Russell 2000 Index compares to 15.08% for the S&P 500 Index.

The largest sector of the Fund was the Industrial sector, which comprised 21.3% of the Fund on December 31, 2010. The return for this sector was 43.6% for the year. This sector is very broadly defined to include a number of industries that include electrical equipment, transportation equipment, and aerospace suppliers. Two of the largest holdings in the Fund are Moog and Woodward Governor. These are diversified companies that have a significant portion of their revenue from aerospace. Woodward Governor returned 47.0%, while Moog returned 35.2%. Other holdings in this sector were Esterline Technologies which returned 62.9%, Raven Industries returned 57.9%, Baldor Electric returned 46.9%, Hawk Corp. returned 108.5%, and Greenbrier Companies returned 73.7%. Baldor Electric, which was held by the Fund as of December 31, 2010, and Hawk Corp., which was sold prior to year end, both agreed to be acquired during the year, contributing to the return of the Industrial Sector of the Fund.

Information Technology was the second largest sector and it represented 21.0% of the Fund on December 31, 2010. This sector returned 20.4% for the year. MIPS Technologies provided a return of 240.9%, Digimarc Corp. returned 97.2%, Cognex returned 50.1%, 3PAR returned 121.0%, Micrel returned 37.8%, and Micros returned 34.3%. 3PAR was acquired by Hewlett Packard during the year.

Telecommunications represented only 2.6% on December 31, 2010. However, this sector included Syniverse Holdings which agreed to be acquired by a private equity group, but was still held by the Fund at year end. This stock returned 61.3%. Also included in this category was Isilon Systems which was acquired by EMC Corp prior to December 31, 2010. This stock returned 238.4%. Neither of these two stocks were held in the portfolio at year end. Finally, Ciena was the remaining stock in this sector and returned 43.1%.

Consumer Discretionary stocks represented 8.7% of the Fund on December 31, 2010. During the year, Borg Warner returned 116.5%, Gymboree returned 71.6%, and Gentex returned 69.3%. Gymboree agreed to be acquired by a private equity group.

Financial stocks, Health Care stocks, and Energy stocks provided returns below the Russell 2000 Index. Financial stocks represented only 4.1% of the Fund as of December 31, 2010 and returned 19.8%. Health Care stocks underperformed and returned 4.9%. The Fund held 10.3% in the Health Care sector as of December 31, 2010. Energy stocks had a negative return for the year. The Energy sector was impacted by the holdings of Sandridge Energy and Oceaneering International. Oceaneering International was involved in the Gulf of Mexico oil spill in April, and was sold at a loss. Sandridge Energy was impacted by weak natural gas prices and was also sold at a loss. The Energy sector represented only 2.7% of the Fund on June 30, 2010 after these sales. New purchases in the last six months raised this proportion to 11.2% on December 31, 2010.

Also see Glossary of Terms on page 62.

Performance data quoted represents past performance which is no guarantee of future results. Lipper, Inc., a Reuters company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical and are based on total return with capital gains and dividends reinvested. For the 10-, 5-, 3-, and 1-year periods, the Small Company Growth Fund was ranked 312 of 328, 120 of 568, 260 of 705, and 452 of 799 as of 12/31/10 in the Small-Cap Core Funds category. Lipper does not guarantee the accuracy of this information. Lipper rankings are not intended to predict future results.

2	www.wesmarkfunds.com

Management’s Discussion of Fund Performance

December 31, 2010 (Unaudited)	WesMark Small Company Growth Fund

GROWTH of $10,000 invested in WesMark Small Company Growth Fund

The graph below illustrates the hypothetical investment of $10,000* in the WesMark Small Company Growth Fund (the “Fund”) from December 31, 2000 to December 31, 2010, compared to the Russell 2000 Index (“Russell 2000”)**, the Lipper Small Cap Growth Funds Average (“LSCGFA”)*** and the Lipper Small Cap Core Funds Average (“LSCCFA”).***

AVERAGE ANNUAL TOTAL RETURN for the periods ended December 31, 2010

1 Year	5 Years	10 Years
24.88%	6.43%	3.17%

Total Annual Fund Operating Expense (as of most current Prospectus): 1.34%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance and after-tax returns call 1-800-864-1013. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

Recent growth rate in the financial market has helped to produce short-term returns for some asset classes that are not typical and may not continue in the future. Because of ongoing market volatility, fund performance may be subject to substantial short-term changes.

Small-company stocks may be less liquid and subject to greater price volatility than large capitalization stocks.

*

Represents a hypothetical investment of $10,000 in the Fund. The Fund’s performance assumes the reinvestment of all dividends and distributions. The Russell 2000, LSCGFA, and LSCCFA have been adjusted to reflect reinvestment of dividends on securities in the index and averages.

**

The Russell 2000 is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the Fund’s performance. The Russell 2000 Index measures the performance of the 2000 smallest companies in the Russell 3000 Index, which represents approximately 10% of the total market capitalization of the Russell 3000 Index. The index is unmanaged and unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index.

***

Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper, Inc. as falling into the respective categories indicated. These figures do not reflect sales charges. It is not possible to invest directly in an average.

Annual Report | December 31, 2010	3

Management’s Discussion of Fund Performance

WesMark Growth Fund	December 31, 2010

The return for the WesMark Growth Fund for 2010 was 19.23%. This return compares favorably with the return for the S&P 500 Index of 15.08%, and 12.77% for the Lipper Large-Cap Core Funds average. The Fund ranked in the 2nd percentile in its Lipper category for the year, based on total returns. This category contains 1,091 funds.

The U.S. equity markets continued the strong recovery that began in March 2009. U.S. stocks outperformed most foreign equity markets when measured in U.S. dollars. For 2010, the S&P 500 Index, a measure of domestic stocks, returned 15.08% while the MSCI EAFE Index, a measure of foreign stocks, returned only 8.44%. U.S. small cap stocks outperformed large cap stocks with the return for the Russell 2000 index, a measure of small cap stocks, returning 26.85%. The strength of the U.S. equity markets reflected positive earnings results for U.S. corporations, Federal Reserve policy to maintain low interest rates, and the compromise on the Bush Era tax cuts. The growth rate of the U.S. Gross Domestic Product accelerated during the last three quarters of the year with a growth rate of 1.7% in the second quarter, 2.6% in the third quarter, and 3.2% in the fourth quarter.

The three largest sectors represented by the Fund experienced positive returns. The largest sector was the Industrial, which represented 19.6% of the Fund at year end and returned 38.5% for the year. Information Technology was the second largest sector and represented 15.9% of the Fund at year end and returned 18.1%. The third largest sector was Energy at 15.2% at year end and returned 24.5%.

The Industrial sector contained a broad cross section of industries including aerospace, farm equipment, electrical equipment, and transportation equipment. This sector benefited by strong recovery of capital spending in these industries. Most of the holdings in this sector also derive a substantial portion of revenues from foreign markets. Eaton Corp, Deere, Emerson Electric, Boeing, Moog, Inc., and Woodward Governor were the largest holdings. The highest returns in the sector were provided by Deere at 56%, Woodward Governor at 47%, Honeywell at 38%, Emerson Electric at 38%, Moog at 36%, and Eaton at 28%.

The largest Information Technology stocks were Apple Computer, Texas Instruments, IBM, Google, and Oracle. These are extremely large, dominant, global companies that provided very positive returns. The combined market capitalization of these five stocks is just below $900 billion. The size of the companies did not limit returns. Apple returned 54%, Texas Instruments returned 45%, IBM returned 14%, Google returned 16%, and Oracle returned 29%. Google was a new addition to the portfolio this year and was not held for the full year. These companies derive a substantial portion of revenues from foreign markets with Apple at 54%, Texas Instruments at 90%, IBM at 60%, Google at 62%, and Oracle at 60%.

Energy stocks represented only 5% of the Fund at the beginning of the year. This allocation was 7.2% in June, 6.5% in September, and was increased to 15.2% on December 31, 2010. Crude oil futures began the year at $79.36, then declined to their low of $68.01 on May 20 before closing the year at $91.38. The Energy stocks that made the highest contribution to the returns were Newfield Exploration at 46.1%, Exxon at 30.2%, Murphy Oil at 29.1%, Schlumberger at 21.8%, Weatherford International at 27.0%, and Apache at 17.3%.

Consumer discretionary stocks returned 39.0% for the year. This sector of the portfolio represented 7.7% of the Fund at year end. The stocks that had the highest returns were Borg Warner at 79.8%, and was sold during the year, Ford Motor at 66.9%, McDonald’s at 26.8% and Carnival at 24.1%. This sector benefited from stronger economic growth and improved consumer confidence.

The weakest sectors of the portfolio were Health Care and Financials. Health Care stocks experienced a return of negative 9.5%. The controversy surrounding the enactment of new health care legislation had a negative impact on these stocks. Financial stocks had a positive return of 10.9%, although this was well below the return for the S&P 500 Index. The best performing stocks held by the Fund in this sector were Citigroup, AMB Properties, MetLife, and Toronto Dominion. Uncertainty created by the Dodd-Frank legislation had a negative impact on this sector.

Also see Glossary of Terms on page 62.

Performance data quoted represents past performance which is no guarantee of future results. Lipper, Inc., a Reuters company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical and are based on total return with capital gains and dividends reinvested. For the 10-, 5-, 3-, and 1-year periods, the Growth Fund was ranked 250 of 465, 152 of 789, 75 of 932, and 20 of 1,091 as of 12/31/10 in the Large-Cap Core Funds category. Lipper does not guarantee the accuracy of this information. Lipper rankings are not intended to predict future results.

4	www.wesmarkfunds.com

Management’s Discussion of Fund Performance

December 31, 2010 (Unaudited)	WesMark Growth Fund

GROWTH of $10,000 invested in WesMark Growth Fund

The graph below illustrates the hypothetical investment of $10,000* in the WesMark Growth Fund (the “Fund”) from December 31, 2000 to December 31, 2010, compared to the Standard and Poor’s 500 Index (“S&P 500”)** and Lipper Large Cap Core Index (“LLCC”).***

AVERAGE ANNUAL TOTAL RETURN for the periods ended December 31, 2010

1 Year	5 Years	10 Years
19.23%	3.44%	1.16%

Total Annual Fund Operating Expense (as of most current Prospectus): 1.26%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance and after-tax returns call 1-800-864-1013. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

Recent growth rate in the financial market has helped to produce short-term returns for some asset classes that are not typical and may not continue in the future. Because of ongoing market volatility, fund performance may be subject to substantial short-term changes.

*

Represents a hypothetical investment of $10,000 in the Fund. The Fund’s performance assumes the reinvestment of all dividends and distributions. The S&P 500 and LLCC have been adjusted to reflect reinvestment of dividends on securities in the indexs and averages.

**

The S&P 500 is not adjusted to reflect sales charge, expenses or other fees that the SEC requires to be reflected in the Fund’s performance. The index is unmanaged and unlike the Fund, it is not affected by cash flows. It is not possible to invest directly in an index.

***

Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper, Inc. as falling into the respective category indicated. These figures do not reflect sales charges. It is not possible to invest directly in an average.

Annual Report | December 31, 2010	5

Management’s Discussion of Fund Performance

WesMark Balanced Fund	December 31, 2010

The WesMark Balanced Fund provided a total return of 11.90% for the year ended December 31, 2010 as compared to the benchmark Lipper Balanced Funds Average of 11.82% out of a universe of 758 funds in the category. The Fund’s asset allocation at year-end was 29.8% fixed income, 3.4% preferred equity, 62.8% common equity, and 3.6% cash equivalents. The equity allocation was maintained near the maximum of its policy limit in response to strong corporate earnings and expectations for economic recovery to further fuel corporate earnings growth. For these same reasons, the allocation to fixed income securities was reduced from prior year levels as interest rates began to increase with expectations for a continuation in this trend as we move through 2011. Attractive dividend yields on both common and preferred equity allowed the Fund to increase its income flow to shareholders with total dividend distributions increasing 19.1% despite a reduced fixed income allocation. The asset allocation was a positive contribution to the Fund’s overall performance as the return from the Standard & Poor’s 500 Stock Index and the MSCI EAFE Index† exceeded the return of the Barclays Capital Intermediate U.S. Government/Credit Index.

All Standard & Poor’s 500 industry groups provided positive returns during 2010 with Consumer Discretionary, Industrials, and Materials leading the advance. The Fund’s return in these sectors was 30.9%, 30.7% and 30.9%, respectively. The Fund’s largest sector allocation was in Information Technology with 10.8% of the portfolio, followed by Industrials making up 8.9%, and Financials at 8.3% of the portfolio. Notable performance contribution in these sectors came from Apple Computer and Texas Instruments in Information Technology, Deere & Co. and Eaton Co. in Industrials, and Citigroup Inc., and Fifth Street Finance Corp in Financials. Included in the Financial allocation is an investment in a number of Real Estate Investment Trusts (REIT’s), purchased during the second half of the year primarily for their income potential. Those sectors with the weakest returns included Health Care, Utilities, and Consumer Staples. The inclusion of these sectors in the Fund provided a positive contribution to income but detracted from the Fund’s total return relative to the overall return of the Standard & Poor’s 500 Index.

The domestic equity markets continued their strong recovery that began in March 2009. During 2010 domestic equities outperformed foreign equities as measured in U.S. dollars with the total return of the Standard & Poor’s 500 Stock Index, a measure of domestic stocks, of 15.08% compared to the MSCI EAFE Index, a measure of foreign stocks, total return of only 8.44%. The strength in the domestic equity markets reflects positive earnings results for U.S.

corporations. The Federal Reserve policy to maintain low interest rates provided a boost to the U.S. economy and corporate profitability, particularly in the fourth quarter. The extension of the “Bush Era” tax cuts late in 2010 was a favorable outcome for the equity markets and would be expected to further strengthen the U.S. economy and reduce unemployment levels.

The U.S. economy experienced slow growth during most of the year. Real Gross Domestic Product (GDP) growth was 3.7%, 1.7%, and 2.6% during the first three quarters of the year, reflecting a disappointing recovery from the recession. The advance estimate of fourth quarter GDP growth was 3.2%, which represents a significant improvement over the previous two quarters. Commodity prices rose dramatically during the last six months of the year, which contributed to rising inflation expectations. In August 2010, the Federal Reserve announced its plan to acquire an additional $600 billion of U.S. Treasury securities (which has been referred to as Quantitative Easing II or QEII). These events combined to push long-term interest rates higher, with short-term rates held down by Federal Reserve policy. The yield curve, or difference in interest rates for short term, intermediate term and long term bonds, was nearly unchanged for the year; however, the difference in interest rates on a Treasury maturing in 2 years versus a Treasury maturing in 10 years was 2.70% at the beginning of the year and declined to 1.95% on August 26, but closed the year at 2.70%. Similarly, the yield curve was for U.S. Government Agency Mortgage Securities maturing in 15 years and the Treasury Securities maturing in 5 years was also unchanged for the full year. This yield spread began the year at 0.97%, and then declined to 0.72% in April before ending the year at 0.98%.

The largest allocation in the Fund’s fixed income sector is corporate debt followed by Federal Agency notes and taxable municipal bonds. The taxable municipal bonds consist of Build America Bonds created under the American Recovery and Reinvestment Act and were designed to reduce the cost of borrowing for state and local government issuers. The program expired December 31, 2010. All bonds held in the portfolio are rated investment grade (AAA, AA, A or BBB or the equivalent) by a major Nationally Recognized Statistical Rating Organization (NRSRO). The duration of the fixed income sector at year-end was 5.67 years. The focus on securities of high quality short to intermediate term maturities resulted in a lower fixed income return than was achieved from longer term lower quality fixed income securities. It was the intention of fund management to maintain a reduced risk profile in the fixed income sector, which was reflected in the fixed income portion of the portfolio.

Also see Glossary of Terms on page 62.

Performance data quoted represents past performance which is no guarantee of future results.

†

The Morgan Stanley Capital International EAFE Index is a market capitalization weighted index composed of companies representative of the market structure of 21 Developed Market countries in Europe, Australasia and the Far East.

6	www.wesmarkfunds.com

Management’s Discussion of Fund Performance

December 31, 2010 (Unaudited)	WesMark Balanced Fund

GROWTH of $10,000 invested in WesMark Balanced Fund

The graph below illustrates the hypothetical investment of $10,000* in the WesMark Balanced Fund (the “Fund”) from December 31, 2000 to December 31, 2010, compared to the Standard and Poor’s 500 Index (“S&P 500”)**, the Barclays Capital Intermediate U.S. Government/Credit Index (“BCIGCI”)***, the Lipper Balanced Funds Average (“LBFA”) ††, and a combined index consisting of 60% S&P 500 and 40% BCIGCI (“Balanced Composite Index”) †.

AVERAGE ANNUAL TOTAL RETURN for the periods ended December 31, 2010

1 Year	5 Years	10 Years
11.90%	4.74%	1.60%

Total Annual Fund Operating Expense (as of most current Prospectus): 1.36%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance and after-tax returns call 1-800-864-1013. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

Recent growth rate in the financial market has helped to produce short-term returns for some asset classes that are not typical and may not continue in the future. Because of ongoing market volatility, fund performance may be subject to substantial short-term changes.

Bond prices are sensitive to changes in interest rates and a rise in interest rates can cause a decline in their prices.

*

Represents a hypothetical investment of $10,000 in the Fund. The Fund’s performance assumes the reinvestment of all dividends and distributions. The S&P 500, BCIGCI, LBFA, and Balanced Composite Index have been adjusted to reflect reinvestment of dividends on securities in the index and averages.

**

The S&P 500 is not adjusted to reflect sales charge, expenses or other fees that the SEC requires to be reflected in the Fund’s performance. The index is unmanaged and unlike the Fund, it is not affected by cash flows. It is not possible to invest directly in an index.

***

The BCIGCI is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund’s performance. The BCIGCI is an unmanaged market value weighted performance index for government and corporate fixed rate debt issues with maturities between one and ten years. The index is unmanaged and unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index.

†

The Balanced Composite Index is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund’s performance. The Balanced Composite Index is an unmanaged index, comprised 60% S&P 500 and 40% BCIGCI, and unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index or average

††

Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper, Inc. as falling into the respective category indicated. These figures do not reflect sales charges. It is not possible to invest directly in an average.

Annual Report | December 31, 2010	7

Management’s Discussion of Fund Performance

WesMark Government Bond Fund	December 31, 2010

The WesMark Government Bond Fund provided a total return of 2.96% for 2010. The Lipper General U.S. Government Funds Average return was 5.92%. The return for the WesMark Government Bond Fund for the year was impacted by the decision to limit the duration of the portfolio to a range of 2.35 to 3.00 years. This strategy prevented the portfolio from appreciating in nature to the same extent as experienced by other funds in this category. Higher interest rate mortgage securities held in the portfolio improved in value when interest rates declined; however, rapid principal repayments from mortgage refinancing resulted in rates of return lower than the coupon income since these securities are trading at a substantial premium to face value. However, during the fourth quarter, interest rates rose, and the relatively short duration of the Fund allowed the Fund to outperform its peers during the quarter, as measured by the Lipper General U.S. Government Funds average.

The U.S. economy experienced moderate growth for the year; however, the growth rate of the Gross Domestic Product accelerated over the last three quarters with growth rates of 1.7%, 2.6%, and 3.2%. Commodity prices rose dramatically over the last six months of the year, which contributed to rising inflation expectations. The Federal Reserve announced a policy to acquire about $600 billion of U.S. Treasury and Federal Agency mortgage securities in August, in addition to the previously announced reinvestment of $250 to $300 billion in principal payments from agency debt and mortgage-backed securities. This program has reinforced inflation expectations. Late in the year, the U.S. Congress and President extended the Bush Era tax reductions in an effort to strengthen employment. These events combined to push long term interest rates higher, while short term rates were being held down by Federal Reserve policy. The yield curve (difference in interest rates for short term, intermediate term and long term bonds) was nearly unchanged for the year; however, the spread (difference in the rates of return) between the 2-Year Treasury and the 10-Year Treasury declined from 2.70% at the start of the year to 1.95% on August 26, and closed the year at 2.70% difference. Similarly, the yield spread for 15-Year Agency Mortgage Securities and the 5-Year Treasury was also unchanged for the full year. This yield spread difference began the year at 0.97%, then declined to 0.72% in April before ending the year with a difference of 0.98%.

Mortgage securities guaranteed by Fannie Mae and Freddie Mac represented 53% of the portfolio at year end, compared to 65% at the beginning of the year. Principal payments accelerated as mortgage interest rates fell. We did not reinvest principal payments in additional mortgage securities because the yield spread in the sector was lower than previous years. Federal Agency Notes and U.S. Treasury Notes represented 30% of the portfolio at year end compared to 31% at the beginning of the year. Taxable municipal bonds were increased from 3% of the portfolio at the beginning of the year to 16% at year end. The majority of these bonds were designated as “Build America Bonds” which were issued by state and local municipalities to finance infrastructure, educational or other qualifying projects. The yield available on these securities was significantly higher than U.S. Treasury, Federal Agency, or mortgage securities. Build America Bonds were authorized by Congress in 2008 for a two-year period that was not renewed at year end.

The duration of the portfolio was 2.01 years at the beginning of the year, 2.38 years on March 31, 2.48 years on June 30, 2.35 years on September 30, and ended the year at 3.00 years. The decision to retain a relatively short duration was driven by expectations that economic growth would improve, that Federal Reserve monetary policy would ultimately increase inflation, and that deficit spending would all combine to put upward pressure on interest rates. The increase in duration during the fourth quarter was attributable to the addition of “Build America Bonds.”

The dividend for the year was 0.26122 per share (excluding capital gains distributions, if any) compared to 0.36378 per share the prior year. The Net Asset Value at the beginning of the year was $10.09 and was unchanged at year end.

Also see Glossary of Terms on page 62.

Performance data quoted represents past performance which is no guarantee of future results.

8	www.wesmarkfunds.com

Management’s Discussion of Fund Performance

December 31, 2010 (Unaudited)	WesMark Government Bond Fund

GROWTH of $10,000 invested in WesMark Government Bond Fund

The graph below illustrates the hypothetical investment of $10,000* in the WesMark Government Bond Fund (the “Fund”) from December 31, 2000 to December 31, 2010, compared to the Barclays Capital Intermediate U.S. Government/Credit Index (“BCIGCI”)**,the Lipper Intermediate U.S. Government Funds Average (“LIGFA”)***, and the Lipper General U.S. Government Funds Average (“LGUS”).***

AVERAGE ANNUAL TOTAL RETURN for the periods ended December 31, 2010

1 Year	5 Years	10 Years
2.96%	4.69%	4.33%

Total Annual Fund Operating Expense (as of most current Prospectus): 1.02%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance and after-tax returns call 1-800-864-1013. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

Recent growth rate in the financial market has helped to produce short-term returns for some asset classes that are not typical and may not continue in the future. Because of ongoing market volatility, fund performance may be subject to substantial short-term changes.

Bond prices are sensitive to changes in interest rates and a rise in interest rates can cause a decline in their prices. The value of some mortgage-backed securities may be particularly sensitive to changes in prevailing interest rates, and although the securities are generally supported by some form of government or private insurance, there is no assurance that private guarantors or insurers will meet their obligations.

*

Represents a hypothetical investment of $10,000 in the Fund. The Fund’s performance assumes the reinvestment of all dividends and distributions. The BCIGCI, LIGFA, and the LGUS have been adjusted to reflect reinvestment of dividends on securities in the index and averages.

**

The BCIGCI is an unmanaged market value weighted performance index for government and corporate fixed rate debt issues with maturities between one and ten years. BCIGCI is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund’s performance. The index is unmanaged and unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index.

***

Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper, Inc. as falling into the respective categories indicated. These figures do not reflect sales charges. It is not possible to invest directly in an average.

Annual Report | December 31, 2010	9

Management’s Discussion of Fund Performance

WesMark West Virginia Municipal Bond Fund	December 31, 2010

The WesMark West Virginia Municipal Bond Fund had a total return of 1.94% for the calendar year reporting period ended December 31, 2010. The Fund’s peer benchmark, the Lipper Other States Municipal Funds Average returned 1.12% for the year ending December 31, 2010. The duration of the Fund increased from 4.58 years at the beginning of the report period to 6.0 years at year-end. The dividend (excluding capital gains distributions, if any) was $0.34 per share for the report period compared to $0.35 per share for the prior year report period. Approximately 93.34% of the dividend was derived from West Virginia municipal securities and was exempt from federal and state income tax for West Virginia residents. The portfolio did not contain any securities subject to the alternative minimum tax. At the end of 2010, 78.84% of the portfolio was rated BBB or higher with 9.23% rated AAA, down from 19.6% rated AAA by S&P, as of December 31, 2009 as a result of the downgrade of the ratings of certain insurers issuing municipal bond insurance.

Originally, bond insurance was developed to benefit a number of stakeholders allowing the insurer to earn a premium for its financial guarantee of the bond issue, the investor to gain the security of timely interest and principal payments, and the borrower to achieve a higher credit rating and lower interest expense. According to Thompson Reuters, these benefits increased the volume of insured bonds to peak of 57.1% of new issues in 2005. However, the volume of insured bonds has dwindled as a percentage of outstanding debt since the financial crisis when many former leading bond insurers were forced to stop writing new policies after exposure to mortgage related products hurt company’s balance sheets and impaired credit ratings. With the credit rating downgrade of the remaining large bond insurers during the report period, there are no longer any AAA rated bond insurers. Only 8.7% of new issuance was insured in 2009, decreasing to 6.2% for 2010. Because of the almost universal failure of the large monoline bond insurers, securities that were priced at Aaa or AAA according to Moody’s Investor Service (Moody’s) and S&P respectively, suddenly saw their values marked down to reflect non-rated securities.

During the report period, Moody’s upgraded the rating on West Virginia’s outstanding general obligation bonds to Aa1 from Aa2 and the state’s outstanding lease revenue bonds to Aa2 from Aa3. Their outlook on West Virginia is stable. Moody’s indicated that the rating upgrades reflected the state’s ongoing trend of fiscal conservatism and favorable General Fund financial performance. Standard & Poor’s rating services rates West Virginia general obligation debt AA with a stable outlook. Fitch rates the state’s general obligation debt AA with a positive outlook. West Virginia shunned much of the leverage undertaken by other states. Because few West Virginia bonds have been issued in recent years, and given West Virginia’s fiscal conservatism, the insured bonds in West Virginia that lost their ratings generally held their value based upon strong underlying fundamentals. This helped support the Fund’s net asset value in 2010.

The Federal Open Market Committee maintained the target range for the federal funds rate at 0 to 0.25%. In August 2010, the Federal Reserve Bank of New York announced a policy to acquire a total of an additional $600 billion of U.S. Treasury and Federal Agency mortgage securities, in addition to the $250 to $300 billion in principal payments that are expected to be reinvested, in longer term Treasury securities. Late in the year, the U.S. Congress and President extended the Bush era tax reductions in an effort to strengthen employment.

The American Recovery and Reinvestment Act of 2009 created the Build America Bond program to reduce the cost of borrowing for state and local government issuers. With the expiration of this program on December 31, 2010, new issuance of debt accelerated, resulting in excessive supply toward year-end 2010. During the reporting period, there was extensive media attention concerning the financial condition of state and local municipalities. However, S&P reported that actual municipal defaults totaled $2.65 billion in 2010, equal to approximately 0.0095% of the $2.8 trillion municipal market. These events combined to push long-term interest rates higher, while short-term rates were being held down by Federal Reserve policy. The relative short duration of the Fund helped contribute to the positive performance of the Fund during the report period.

Also see Glossary of Terms on page 62.

Performance data quoted represents past performance which is no guarantee of future results.

10	www.wesmarkfunds.com

Management’s Discussion of Fund Performance

December 31, 2010 (Unaudited)	WesMark West Virginia Municipal Bond Fund

GROWTH of $10,000 invested in WesMark West Virginia Municipal Bond Fund

The graph below illustrates the hypothetical investment of $10,000* in the WesMark West Virginia Municipal Bond Fund (the “Fund”) from December 31, 2000 to December 31, 2010, compared to the Barclays Capital Municipal Bond 5 Year Total Return Index (“BCM5I”)**, and the Lipper Intermediate Municipal Debt Funds Average (“LIMDFA”).***

AVERAGE ANNUAL TOTAL RETURN for the periods ended December 31, 2010

1 Year	5 Years	10 Years
1.94%	2.95%	3.50%

Total Annual Fund Operating Expense (as of most current Prospectus): 1.07%

Total Annual Fund Operating Expense After Fee Waiver (as of most current Prospectus): 0.97%

The Adviser has agreed to keep this waiver in place through the later of (the “Termination Date”): (a) February 28, 2012; or (b) the date of the Fund’s next effective Prospectus. This arrangement may only be terminated prior to the Termination Date with the agreement of the Fund’s Board of Trustees.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance and after-tax returns call 1-800-864-1013. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

Recent growth rate in the financial market has helped to produce short-term returns for some asset classes that are not typical and may not continue in the future. Because of ongoing market volatility, fund performance may be subject to substantial short-term changes.

Bond prices are sensitive to changes in interest rates and a rise in interest rates can cause a decline in their prices.

*

Represents a hypothetical investment of $10,000 in the Fund. The Fund’s performance assumes the reinvestment of all dividends and distributions. The BCM5I and the LIMDFA have been adjusted to reflect reinvestment of dividends on securities in the index and average.

**

The BCIGCI is an unmanaged market value weighted performance index for government and corporate fixed rate debt issues with maturities between one and ten years. BCIGCI is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund’s performance. The index is unmanaged and unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index.

***

Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper, Inc. as falling into the respective category indicated. These figures do not reflect sales charges. It is not possible to invest directly in an average.

Annual Report | December 31, 2010	11

Portfolio of Investments Summary Table

WesMark Small Company Growth Fund	December 31, 2010 (Unaudited)

At December 31, 2010, the Fund’s Portfolio composition(1) was as follows:

Percentage of Total
Portfolio Composition	Net Assets
COMMON STOCKS	91.4%

CASH EQUIVALENTS (2)	8.8%

OTHER ASSETS AND LIABILITES - NET (3)	-0.2%

TOTAL PORTFOLIO	100.0%

At December 31, 2010, the Fund’s Sector composition(4) was as follows:

Percentage of
Sector Composition	Total Net Assets
Industrials	21.3%

Information Technology	21.0%

Energy	11.2%

Health Care	10.3%

Materials	8.9%

Consumer Discretionary	8.7%

Financials	4.1%

Telecommunication Services	2.6%

Utilities	2.2%

Consumer Staples	1.1%

Equity Portfolio Sub-Total	91.4%

Short-Term Investments	8.8%

Other Assets and Liabilities-Net	-0.2%

Total	100.0%

(1)	See the Fund’s Prospectus and Statement of Additional Information for a description of the types of securities in which the Fund invests.
(2)	Cash Equivalents include investments in U.S. government agency securities and a money market mutual fund.
(3)	Assets, other than investment in securities, less liabilities. See Statement of Assets and Liabilities.
(4)	Securities are assigned to a sector classification by the Fund’s adviser.

12	www.wesmarkfunds.com

Portfolio of Investments

December 31, 2010	WesMark Small Company Growth Fund

Shares/Principal Amount		Value
COMMON STOCKS-91.4%
CONSUMER DISCRETIONARY-8.7%
	Apparel Retail-2.1%
60,000	Aeropostale, Inc.(1)	$1,478,400

	Auto Parts & Equipment-5.0%
30,000	BorgWarner, Inc.(1)	2,170,800
20,000	Gentex Corp.	591,200
50,000	Modine Manufacturing Co.(1)	775,000

		3,537,000
	Textiles-1.6%
66,666	Unifi, Inc.(1)	1,128,656

TOTAL CONSUMER DISCRETIONARY		6,144,056

CONSUMER STAPLES-1.1%
	Packaged Foods & Meats-1.1%
15,000	Diamond Foods, Inc.	797,700

TOTAL CONSUMER STAPLES		797,700

ENERGY-11.2%
	Oil & Gas-2.2%
10,000	Brigham Exploration Co.(1)	272,400
40,000	Plains Exploration & Production Co.(1)	1,285,600

		1,558,000
	Oil & Gas Drilling-0.9%
50,000	Pioneer Drilling Co.(1)	440,500
25,000	Union Drilling, Inc.(1)	182,000

		622,500
	Oil & Gas Equipment & Services-1.7%
25,000	Bolt Technology Corp.(1)	329,250
10,000	Complete Production Services, Inc.(1)	295,500
6,000	OYO Geospace Corp.(1)	594,660

		1,219,410
	Oil & Gas Exploration & Production-5.5%
35,000	Cabot Oil & Gas Corp.	1,324,750
25,000	Carrizo Oil & Gas, Inc.(1)	862,250
45,000	McMoRan Exploration Co.(1)	771,300
25,000	Panhandle Oil and Gas, Inc., Class A	685,500
15,000	Quicksilver Resources, Inc.(1)	221,100

		3,864,900
	Oil & Gas Refining & Marketing-0.9%
35,000	Tesoro Corp.(1)	648,900

TOTAL ENERGY		7,913,710

Shares/Principal Amount		Value
FINANCIALS-4.1%
	Asset Management & Custody Banks-1.0%
60,000	Fifth Street Finance Corp.	$728,400

	Investment Banking & Brokerage-3.1%
35,000	Stifel Financial Corp.(1)	2,171,400

TOTAL FINANCIALS		2,899,800

HEALTH CARE-10.3%
	Biotechnology-1.5%
50,000	Cubist Pharmaceuticals, Inc.(1)	1,070,000

	Health Care Equipment-1.1%
25,000	SonoSite, Inc.(1)	790,000

	Health Care Services-1.0%
150,000	Continucare Corp.(1)	702,000

	Health Care Supplies-4.9%
8,000	Atrion Corp.	1,435,680
50,000	Neogen Corp.(1)	2,051,500

		3,487,180
	Life Sciences Tools & Services-1.8%
65,000	QIAGEN, N.V.(1)	1,270,750

TOTAL HEALTH CARE		7,319,930

INDUSTRIALS-21.3%
	Aerospace & Defense-8.2%
25,000	Esterline Technologies Corp.(1)	1,714,750
12,500	HEICO Corp.	637,875
40,000	Hexcel Corp.(1)	723,600
70,000	Moog, Inc., Class A(1)	2,786,000

		5,862,225
	Construction & Farm Machinery & Heavy Trucks-1.2%
40,000	Greenbrier Cos., Inc.(1)	839,600

	Electrical Components & Equipment-4.0%
75,000	Woodward Governor Co.	2,817,000

	Engineering & Construction-1.0%
20,000	Layne Christensen Co.(1)	688,400

	Environmental & Facilities Services-2.3%
60,000	Waste Connections, Inc.	1,651,800

	Hand & Machine Tools-0.5%
5,000	Baldor Electric Co.	315,200

	Industrial Conglomerates-1.0%
15,000	Raven Industries, Inc.	715,350

Annual Report | December 31, 2010	13

Portfolio of Investments

WesMark Small Company Growth Fund	December 31, 2010

Shares/Principal Amount		Value

	Industrial Machinery-0.3%
30,000	Lydall, Inc.(1)	$241,500

	Road & Rail-2.8%
85,000	Heartland Express, Inc.	1,361,700
35,000	Knight Transportation, Inc.	665,000

		2,026,700

TOTAL INDUSTRIALS		15,157,775

INFORMATION TECHNOLOGY-21.0%
	Application Software-1.7%
15,000	Digimarc Corp.(1)	450,150
15,000	Intuit, Inc.(1)	739,500

		1,189,650
	Communications Equipment-2.4%
20,000	Blue Coat Systems, Inc.(1)	597,400
40,000	Ciena Corp.(1)	842,000
10,000	Finisar Corp.(1)	296,900

		1,736,300
	Electronic Equipment & Instruments-1.3%
30,000	Cognex Corp.	882,600

	Electronic Manufacturing Services-1.4%
125,000	Flextronics International, Ltd.(1)	981,250

	IT Consulting & Other Services-1.6%
40,000	Amdocs, Ltd.(1)	1,098,800

	Semiconductors-9.4%
35,000	Altera Corp.	1,245,300
110,000	Micrel, Inc.	1,428,900
85,000	MIPS Technologies, Inc.(1)	1,288,600
115,000	NVIDIA Corp.(1)	1,771,000
45,000	Rubicon Technology, Inc.(1)	948,600

		6,682,400
	Semiconductors Equipment-1.3%
45,000	Ultratech, Inc.(1)	894,600

	Systems Software-1.9%
30,000	MICROS Systems, Inc.(1)	1,315,800

TOTAL INFORMATION TECHNOLOGY		14,781,400

MATERIALS-8.9%
	Commodity Chemicals-2.7%
125,000	Calgon Carbon Corp.(1)	1,890,000

	Paper Packaging-3.0%
65,000	Bemis Co., Inc.	2,122,900

Shares/Principal Amount		Value
	Steel-3.2%
125,000	Steel Dynamics, Inc.	$2,287,500

TOTAL MATERIALS		6,300,400

TELECOMMUNICATION SERVICES-2.6%
	Diversified Telecommunication Services- 0.4%
30,000	Iridium Communications, Inc.(1)	247,500

	Wireless Telecommunication Services-2.2%
50,000	Syniverse Holdings, Inc.(1)	1,542,500

TOTAL TELECOMMUNICATION SERVICES		1,790,000

UTILITIES-2.2%
	Electric Utilities-2.2%
25,000	ITC Holdings Corp.	1,549,500

TOTAL UTILITIES		1,549,500

TOTAL COMMON STOCKS (identified cost $50,412,795)		64,654,271

SHORT TERM INVESTMENTS-8.8%
	U.S. Government Agency Securities-5.7%
$2,000,000	Federal Home Loan Bank, Discount Notes, 0.001%, 1/3/2011	2,000,000

2,000,000	U.S. Treasury Bills, Discount Notes, 0.158%, 4/7/2011	1,999,336

	Mutual Funds-3.1%
2,219,920	Federated Prime Obligations Fund, Institutional Shares 7-Day Yield 0.101% (at net asset value)	2,219,920

TOTAL SHORT TERM INVESTMENTS (identified cost $6,219,083)		6,219,256

TOTAL INVESTMENTS-100.2% (identified cost $56,631,878)		70,873,527
OTHER ASSETS AND LIABILITIES-NET(2) -(0.2)%		(108,318)

NET ASSETS-100.0%		$70,765,209

(1)	Non-income producing security.
(2)	Assets, other than investments in securities, less liabilities.

14	www.wesmarkfunds.com

Portfolio of Investments

December 31, 2010	WesMark Small Company Growth Fund

Note: The categories of investments are shown as a percentage of net assets at December 31, 2010.

The following acronyms are used throughout this portfolio:

N.V.- Naamloze Vennootschap is the Dutch term for a public limited liability corporation.

See Notes which are an integral part of the Financial Statements.

Annual Report | December 31, 2010	15

Portfolio of Investments Summary Table

WesMark Growth Fund	December 31, 2010 (Unaudited)

At December 31, 2010, the Fund’s Portfolio composition(1) was as follows:

Portfolio Composition	Percentage of Total Net Assets
COMMON STOCKS	87.8%

CASH EQUIVALENTS (2)	6.8%

EXCHANGE-TRADED FUNDS	4.1%

CLOSED-END FUNDS	1.0%

OTHER ASSETS AND LIABILITES - NET (3)	0.3%
TOTAL PORTFOLIO	100.0%

At December 31, 2010, the Fund’s Sector composition(4) was as follows:

Sector Composition	Percentage of Total Net Assets
Industrials	19.6%

Information Technology	15.9%

Energy	15.2%

Financials	11.6%

Consumer Discretionary	7.7%

Materials	7.3%

Other (Closed-End Funds and ETFs)	5.1%

Health Care	5.0%

Consumer Staples	4.6%

Consumer, Cyclical	0.9%
Equity Portfolio Sub-Total	92.9%
Short-Term Investments	6.8%

Other Assets and Liabilities-Net	0.3%
Total	100.0%

(1)	See the Fund’s Prospectus and Statement of Additional Information for a description of the types of securities in which the Fund invests.
(2)	Cash Equivalents include investments in U.S. government agency securities and a money market mutual fund.
(3)	Assets, other than investment in securities, less liabilities. See Statement of Assets and Liabilities.
(4)	Securities are assigned to a sector classification by the Fund’s adviser.

16	www.wesmarkfunds.com

Portfolio of Investments

December 31, 2010	WesMark Growth Fund

Shares/Principal Amount		Value
COMMON STOCKS-87.8%
CONSUMER, CYCLICAL-0.9%
	Auto Manufacturers-0.9%
45,000	PACCAR, Inc.	$2,583,900

TOTAL CONSUMER, CYCLICAL		2,583,900

CONSUMER DISCRETIONARY-7.7%
	Automobile Manufacturers-2.0%

325,000	Ford Motor Co.(1)	5,456,750

	Department Stores-1.2%
100,000	J.C. Penney Co., Inc.	3,231,000

	Home Improvement Retail-2.0%
220,000	Lowe’s Cos., Inc.	5,517,600

	Hotels, Resorts & Cruise Lines-1.7%
100,000	Carnival Corp.	4,611,000

	Restaurants-0.8%
30,000	McDonald’s Corp.	2,302,800

TOTAL CONSUMER DISCRETIONARY		21,119,150

CONSUMER STAPLES-4.6%
	Agricultural Products-1.7%
155,000	Archer-Daniels-Midland Co.	4,662,400

	Household Products-1.0%
40,000	Church & Dwight Co., Inc.	2,760,800

	Packaged Foods & Meats-0.2%
25,000	Tyson Foods, Inc., Class A	430,500

	Soft Drinks-1.7%
70,000	The Coca-Cola Co.	4,603,900

TOTAL CONSUMER STAPLES		12,457,600

ENERGY-15.2%

	Equipment & Services-1.2%
40,000	Schlumberger, Ltd.	3,340,000

	Integrated Oil & Gas-5.4%
40,000	Chevron Corp.	3,650,000
40,000	Exxon Mobil Corp.	2,924,800
85,000	Murphy Oil Corp.	6,336,750
30,000	Royal Dutch Shell PLC, ADR	2,003,400

		14,914,950
	Oil & Gas Drilling-0.3%
35,000	Nabors Industries, Ltd.(1)	821,100

Shares/Principal Amount		Value

	Oil & Gas Equipment & Services-1.4%
170,000	Weatherford International,Ltd.(1)	$3,876,000

	Oil & Gas Exploration & Production-5.9%
75,000	Apache Corp.	8,942,250
50,000	Devon Energy Corp.	3,925,500
50,000	Newfield Exploration Co.(1)	3,605,500

		16,473,250
	Oil & Gas Refining & Marketing-1.0%
125,000	Valero Energy Corp.	2,890,000

TOTAL ENERGY		42,315,300

FINANCIALS-11.6%
	Asset Management & Custody Banks-2.7%
45,000	Franklin Resources, Inc.	5,004,450
100,000	Invesco, Ltd.	2,406,000

		7,410,450

	Diversified Banks-4.1%
25,000	Comerica, Inc.	1,056,000
55,000	The Toronto-Dominion Bank	4,087,050
200,000	Wells Fargo & Co.	6,198,000

		11,341,050

	Industrial REITS-0.9%
75,000	AMB Property Corp.	2,378,250

	Life & Health Insurance-2.3%
140,000	MetLife, Inc.	6,221,600

	Other Diversified Financial Services-1.2%
700,000	Citigroup, Inc.(1)	3,311,000

	Specialized REITS-0.4%
25,000	Health Care REIT, Inc.	1,191,000

TOTAL FINANCIALS		31,853,350

HEALTH CARE-5.0%

	Health Care Distributors-0.6%
25,000	McKesson Corp.	1,759,500

	Life Sciences Tools & Services-1.6%
130,000	QIAGEN, N.V.(1)	2,541,500
35,000	Thermo Fisher Scientific, Inc.(1)	1,937,600

		4,479,100

	Pharmaceuticals-2.8%
50,000	Bristol-Myers Squibb Co.	1,324,000

Annual Report | December 31, 2010	17

Portfolio of Investments

WesMark Growth Fund	December 31, 2010

Shares/Principal Amount		Value
120,000	Teva Pharmaceutical Industries, Ltd., ADR	$6,255,600

		7,579,600

TOTAL HEALTH CARE		13,818,200

INDUSTRIALS-19.6%
	Aerospace & Defense-4.7%
80,000	The Boeing Co.	5,220,800
40,000	Honeywell International, Inc.	2,126,400
140,000	MOOG, Inc., Class A(1)	5,572,000

		12,919,200
	Construction & Farm Machinery-2.6%
85,000	Deere & Co.	7,059,250

	Electrical Components & Equipment-5.2%
50,000	Cooper Industries, Ltd.	2,914,500
100,000	Emerson Electric Co.	5,717,000
145,000	Woodward Governor Co.	5,446,200

		14,077,700
	Environmental & Facilities Services-0.8%
82,500	Waste Connections, Inc.	2,271,225

	Industrial Machinery-4.4%
80,000	Eaton Corp.	8,120,800
75,000	Illinois Tool Works, Inc.	4,005,000

		12,125,800
	Machinery-0.6%
20,000	Parker Hannifin Corp.	1,726,000

	Transportation-1.3%
40,000	FedEx Corp.	3,720,400

TOTAL INDUSTRIALS		53,899,575

INFORMATION TECHNOLOGY-15.9%
	Computer Hardware-5.3%
25,000	Apple, Inc.(1)	8,064,000
45,000	International Business Machines Corp.	6,604,200

		14,668,200
	Electronic Manufacturing Services-0.9%
325,000	Flextronics International, Ltd.(1)	2,551,250

	Internet Software & Services-2.2%
10,000	Google, Inc., Class A(1)	5,939,700

	Semiconductor Equipment-0.3%
60,000	Applied Materials, Inc.	843,000

	Semiconductors-4.9%
115,000	Intel Corp.	2,418,450
250,000	NVIDIA Corp.(1)	3,850,000

Shares/Principal Amount		Value
225,000	Texas Instruments, Inc.	$7,312,500

		13,580,950
	Systems Software-2.3%
200,000	Oracle Corp.	6,260,000

TOTAL INFORMATION TECHNOLOGY		43,843,100

MATERIALS-7.3%
	Commodity Chemicals-0.4%
75,000	Calgon Carbon Corp.(1)	1,134,000
	Diversified Chemicals-5.4%
150,000	The Dow Chemical Co.	5,121,000
130,000	EI du Pont de Nemours & Co.	6,484,400
40,000	PPG Industries, Inc.	3,362,800

		14,968,200
	Paper Packaging-0.2%
15,000	Sonoco Products Co.	505,050
	Steel-1.3%
80,000	Nucor Corp.	3,505,600

TOTAL MATERIALS		20,112,850

TOTAL COMMON STOCKS (identified cost $198,107,515)		242,003,025

CLOSED-END FUNDS-1.0%
90,000	Morgan Stanley Emerging Markets Fund, Inc.	1,471,500
50,000	Petroleum & Resources Corp.	1,350,500
TOTAL CLOSED-END FUNDS

(identified cost $2,299,557)		2,822,000

EXCHANGE TRADED FUNDS-4.1%
40,000	iShares MSCI Brazil Index Fund ETF	3,096,000
125,000	iShares MSCI Germany Index Fund ETF	2,992,500
200,000	WisdomTree India Earnings ETF	5,278,000

TOTAL EXCHANGE TRADED FUNDS

(identified cost $10,282,385)		11,366,500

SHORT TERM INVESTMENTS-6.8%
	U.S. Government Agency Securities- 3.6%
$5,000,000	Federal Home Loan Bank, Discount Notes, 0.001%, 1/3/2011	5,000,000

18	www.wesmarkfunds.com

Portfolio of Investments

December 31, 2010	WesMark Growth Fund

Shares/Principal Amount		Value

$5,000,000	U.S. Treasury Bills, Discount Notes, 0.158%, 4/7/2011	$4,998,340

	Mutual Funds-3.2%
8,833,947	Federated Prime Obligations Fund, Institutional Shares
	7-Day Yield 0.101% (at net asset value)	8,833,947
TOTAL SHORT TERM INVESTMENTS

(identified cost $18,831,853)		18,832,287

TOTAL INVESTMENTS-99.7% (identified cost $229,521,310)		275,023,812
OTHER ASSETS AND LIABILITIES-NET(2) -0.3%		869,420

NET ASSETS-100.0%		$275,893,232

(1)	Non-income producing security.
(2)	Assets, other than investments in securities, less liabilities.

Note: The categories of investments are shown as a percentage of net assets at December 31, 2010.

The following acronyms are used throughout this portfolio:

ADR - American Depositary Receipt

ETF - Exchange Traded Fund

N.V. - Naamloze Vennootschap is the Dutch term for a public limited liability corporation.

PLC - Public Limited Co.

REIT - Real Estate Investment Trusts

See Notes which are an integral part of the Financial Statements.

Annual Report | December 31, 2010	19

Portfolio of Investments Summary Table

WesMark Balanced Fund	December 31, 2010 (Unaudited)

At December 31, 2010, the Fund’s Portfolio composition(1) was as follows:

Portfolio Composition	Percentage of Total Net Assets
COMMON STOCKS	59.5%
PREFERRED STOCKS	3.4%
EXCHANGE-TRADED FUNDS	3.0%
CLOSED-END FUNDS	0.3%
EQUITY PORTFOLIO SUB-TOTAL	66.2%
CORPORATE BONDS	10.9%
MUNICIPAL BONDS	8.4%
U.S. GOVERNMENT AGENCY SECURITIES	5.2%
U.S. GOVERNMENT AGENCY-MORTGAGE BACKED SECURITIES	3.0%
U.S. GOVERNMENT AGENCY-COLLATERALIZED MORTGAGE OBLIGATIONS	1.5%
CONVERTIBLE CORPORATE BOND	0.8%
FIXED INCOME PORTFOLIO SUB-TOTAL	29.8%
CASH EQUIVALENTS (2)	3.6%
OTHER ASSETS AND LIABILITES-NET (3)	0.4%
TOTAL PORTFOLIO	100.0%

At December 31, 2010, the Fund’s Sector composition(4) was as follows:

Sector Composition	Percentage of Total Net Assets
Information Technology	10.8%
Industrials	8.9%
Financials	8.3%
Energy	6.6%
Consumer Staples	5.5%

Consumer Discretionary	5.3%

Materials	4.9%
Health Care	4.7%
Preferred Stocks	3.4%
Other (Closed-End Funds and ETFs)	3.3%
Utilities	2.3%

Telecommunication Services	2.2%
Equity Portfolio Sub-Total	66.2%
Corporate Bonds	10.9%
U.S. Government Agencies (Combined)	9.7%

Municipal Bonds (Taxable)	8.4%

Convertible Bond	0.8%
Fixed Income Portfolio Sub-Total	29.8%
Short-Term Investments	3.6%
Other Assets and Liabilities-Net	0.4%
Total	100.0%

(1)	See the Fund’s Prospectus and Statement of Additional Information for a description of the types of securities in which the Fund invests.
(2)	Cash Equivalents include investment in a money market mutual fund.
(3)	Assets, other than investment in securities, less liabilities. See Statement of Assets and Liabilities.
(4)	Securities are assigned to a sector classification by the Fund’s adviser.

20	www.wesmarkfunds.com

Portfolio of Investments

December 31, 2010	WesMark Balanced Fund

Shares/Principal Amount		Value
COMMON STOCKS-59.5%
CONSUMER DISCRETIONARY-5.3%
	Auto Parts & Equipment-0.7%
5,000	Autoliv, Inc.	$394,700

	Automobile Manufacturers-0.7%
25,000	Ford Motor Co.(1)	419,750

	Computer & Electronics Retail-0.6%
10,000	Best Buy Co., Inc.	342,900

	Department Stores-0.5%
7,500	Nordstrom, Inc.	317,850

	Home Improvement Retail-1.5%
26,000	Home Depot, Inc.	911,560

	Restaurants-1.3%
10,000	McDonald’s Corp.	767,600

TOTAL CONSUMER DISCRETIONARY		3,154,360

CONSUMER STAPLES-5.5%
	Household Products-1.9%
10,000	Church & Dwight Co., Inc.	690,200
7,000	The Procter & Gamble Co.	450,310

		1,140,510
	Hypermarkets & Super Centers-1.0%
11,000	Wal-Mart Stores, Inc.	593,230

	Packaged Foods & Meats-1.3%
10,000	H.J. Heinz Co.	494,600
10,000	Kraft Foods, Inc.	315,100

		809,700
	Soft Drinks-1.3%
12,000	The Coca-Cola Co.	789,240

TOTAL CONSUMER STAPLES		3,332,680

ENERGY-6.6%
	Coal & Consumable Fuels-0.5%
5,000	Peabody Energy Corp.	319,900

	Equipment & Services-0.7%
5,000	Schlumberger, Ltd.	417,500

	Integrated Oil & Gas-4.7%
5,000	Chevron Corp.	456,250
12,000	Exxon Mobil Corp.	877,440
3,000	Murphy Oil Corp.	223,650
5,000	Occidental Petroleum Corp.	490,500
11,000	Royal Dutch Shell PLC, ADR	734,580

		2,782,420

Shares/Principal Amount		Value
	Oil & Gas Drilling-0.7%
7,500	Ensco PLC, ADR	$400,350

TOTAL ENERGY		3,920,170

FINANCIALS-8.3%
	Asset Management & Custody Banks-0.3%
12,500	Fifth Street Finance Corp.	151,750

	Diversified Banks-3.4%
20,000	JPMorgan Chase & Co.	848,400
3,000	The Toronto-Dominion Bank	222,930
30,000	Wells Fargo & Co.	929,700

		2,001,030
	Industrial REITS-1.0%
18,000	AMB Property Corp.	570,780

	Other Diversified Financial Services-0.4%
50,000	Citigroup, Inc.(1)	236,500

	Regional Banks-0.4%
6,825	Commerce Bancshares, Inc.	271,157

	Residential REITS-1.2%
10,000	American Campus Communities, Inc.	317,600
8,000	Home Properties, Inc.	443,920

		761,520
	Retail REITS-0.6%
12,500	National Retail Properties, Inc.	331,250

	Specialized REITS-0.8%
10,000	Health Care REIT, Inc.	476,400

	Thrifts and Mortgages-0.2%
9,500	First Niagara Financial Group, Inc.	132,810

TOTAL FINANCIALS		4,933,197

HEALTH CARE-4.7%
	Health Care Distributors-0.5%
4,300	McKesson Corp.	302,634

	Health Care Services-1.0%
10,000	Medco Health Solutions, Inc.(1)	612,700

	Pharmaceuticals-3.2%
36,500	Bristol-Myers Squibb Co.	966,520
11,500	Merck & Co., Inc.	414,460

Annual Report | December 31, 2010	21

Portfolio of Investments

WesMark Balanced Fund	December 31, 2010

Shares/Principal Amount		Value
10,000	Teva Pharmaceutical Industries, Ltd., ADR	$521,300

		1,902,280

TOTAL HEALTH CARE		2,817,614

INDUSTRIALS-8.9%
	Aerospace & Defense-2.4%
7,000	The Boeing Co.	456,820
10,000	Honeywell International, Inc.	531,600
11,000	MOOG, Inc., Class A(1)	437,800

		1,426,220
	Construction & Farm Machinery-1.4%
10,000	Deere & Co.	830,500

	Electrical Components & Equipment-2.1%
7,000	Cooper Industries, Ltd., Class A	408,030
8,000	Emerson Electric Co.	457,360
10,000	Woodward Governor Co.	375,600

		1,240,990
	Human Resources & Employment Services-0.8%
15,000	Robert Half International, Inc.	459,000

	Industrial Machinery-1.3%
7,800	Eaton Corp.	791,778

	Machinery-0.9%
6,200	Parker Hannifin Corp.	535,060

TOTAL INDUSTRIALS		5,283,548

INFORMATION TECHNOLOGY-10.8%
	Communications Equipment-0.5%
15,000	Cisco Systems, Inc.(1)	303,450

	Computer Hardware-5.4%
4,500	Apple, Inc.(1)	1,451,520
12,000	Hewlett-Packard Co.	505,200
9,000	International Business Machines Corp.	1,320,840

		3,277,560
	Internet Software & Services-1.4%
1,400	Google, Inc., Class A(1)	831,558

	Semiconductors-2.5%
25,000	Intel Corp.	525,750
16,000	NVIDIA Corp.(1)	246,400
22,000	Texas Instruments, Inc.	715,000

		1,487,150
	Systems Software-1.0%
20,000	Oracle Corp.	626,000

Shares/Principal Amount		Value

TOTAL INFORMATION TECHNOLOGY		$6,525,718

MATERIALS-4.9%
	Diversified Chemicals-3.3%
10,000	The Dow Chemical Co.	341,400
17,500	EI du Pont de Nemours & Co.	872,900
6,000	FMC Corp.	479,340
3,000	PPG Industries, Inc.	252,210

		1,945,850
	Industrial Gases-0.8%
5,000	Air Products & Chemicals, Inc.	454,750

	Paper Packaging-0.5%
10,000	Bemis Co., Inc.	326,600

	Steel-0.3%
10,000	Steel Dynamics, Inc.	183,000

TOTAL MATERIALS		2,910,200

TELECOMMUNICATION SERVICES-2.2%
	Integrated Telecommunication Services-1.5%
30,000	AT&T, Inc.	881,400

	Wireless Telecommunication Services-0.7%
15,000	Vodafone Group PLC, ADR	396,450

TOTAL TELECOMMUNICATION SERVICES		1,277,850

UTILITIES-2.3%

	Electric Utilities-2.3%
12,000	American Electric Power Co., Inc.	431,760
25,000	Duke Energy Corp.	445,250
2,800	ITC Holdings Corp.	173,544
7,500	NextEra Energy, Inc.	389,925

		1,440,479

TOTAL UTILITIES		1,440,479

TOTAL COMMON STOCKS (identified cost $28,540,336)		35,595,816

CLOSED-END FUNDS-0.3%
10,000	Morgan Stanley Emerging
	Markets Fund, Inc.	163,500
TOTAL CLOSED-END FUNDS

(identified cost $116,439)		163,500

22	www.wesmarkfunds.com

Portfolio of Investments

December 31, 2010	WesMark Balanced Fund

Shares/Principal Amount		Value
EXCHANGE TRADED FUNDS-3.0%
10,000	iShares MSCI Germany Index Fund ETF	$239,400
13,800	iShares MSCI Switzerland Index ETF	346,104
15,000	Vanguard Emerging Markets ETF	722,250
20,000	WisdomTree India Earnings ETF	527,800

TOTAL EXCHANGE TRADED FUNDS

(identified cost $1,259,812)		1,835,554

PREFERRED STOCKS-3.4%
	Automobile Manufacturers-0.6%
6,500	General Motors Co., Series B, 4.750%(1)	351,715

	Diversified Financial Services-0.4%
10,000	General Electric Capital Corp., 5.875%	249,300
	Insurance-0.3%
7,500	MetLife, Inc., Series A	178,050

	Investment Banking & Brokerage-0.7%
21,000	The Goldman Sachs Group, Inc., Series A, 3.750%	441,420

	Other Diversified Financial Services- 0.9%
10,000	Bank of America Corp., Series G, 3.000%	154,500
15,000	Bank of America Corp., Series J, 7.250%	370,800

		525,300

	Regional Banks-0.5%
10,000	PNC Capital Trust E, 7.750%	262,800

TOTAL PREFERRED STOCKS

(identified cost $1,980,649)		2,008,585

CONVERTIBLE CORPORATE BOND-0.8%
	Regional Banks-0.8%
$500,000	National City Corp., 4.000%, 2/1/2011	503,125

TOTAL CONVERTIBLE CORPORATE BOND

(identified cost $500,341)		503,125

Shares/Principal Amount		Value
CORPORATE BONDS-10.9%
	Banks-1.7%
$1,000,000	JPMorgan Chase & Co., Sr. Unsecured Notes, 4.400%, 7/22/2020	$986,144

	Communications Equipment-1.9%
1,000,000	Cisco Systems, Inc., Sr. Unsecured Notes, 5.500%, 2/22/2016	1,142,406

	Computer Hardware-2.0%
500,000	Hewlett-Packard Co., Sr. Unsecured Notes, 6.125%, 3/1/2014	566,624
500,000	International Business Machines Corp., Sr. Unsecured Notes, 7.625%, 10/15/2018	637,455

		1,204,079
	Diversified Financial Services-1.7%
500,000	General Electric Capital Corp., Sr. Unsecured Notes, 5.200%, 2/1/2011	501,686
500,000	General Electric Capital Corp., 3.500%, 6/29/2015	509,285

		1,010,971
	Health Care Equipment-0.9%
500,000	Medtronic, Inc., Sr. Unsecured Notes, 4.450%, 3/15/2020	520,067

	Integrated Telecommunication Services-0.8%
450,000	Verizon New York, Inc., Sr. Unsecured Notes, 6.875%, 4/1/2012	480,182

	Railroads-0.9%
500,000	Union Pacific Corp., Sr. Unsecured Notes, 5.450%, 1/31/2013	540,347

	Specialty Stores-1.0%
500,000	Staples, Inc., Sr. Unsecured Notes, 9.750%, 1/15/2014	606,333

TOTAL CORPORATE BONDS

(identified cost $5,969,062)		6,490,529

Annual Report | December 31, 2010	23

Portfolio of Investments

WesMark Balanced Fund	December 31, 2010

Shares/Principal Amount		Value
U.S. GOVERNMENT AGENCY - COLLATERALIZED MORTGAGE OBLIGATIONS-1.5%
Federal Home Loan Mortgage Corp.-1.0%
$571,866	Series 2007-3354, Class FA, 0.810%, 8/15/2037, REMIC(2)	$577,072

Federal National Mortgage Association-0.5%
315,866	Series 2003-5, Class EL, 5.000%, 8/25/2022, REMIC	331,296

TOTAL U.S. GOVERNMENT AGENCY - COLLATERALIZED MORTGAGE OBLIGATIONS

(identified cost $885,813)		908,368

U.S. GOVERNMENT AGENCY - MORTGAGE BACKED SECURITIES-3.0%
Federal Home Loan Mortgage Corp. - 1.0%
31,263	Pool E84004, 6.000%, 6/1/2016	34,067
532,728	Pool J08414, 5.500%, 8/1/2023	571,351

		605,418
Federal National Mortgage Association-2.0%
266,852	Pool 254831, 5.000%, 8/1/2023	284,255
820,951	Pool 256041, 5.500%, 12/1/2025	883,421

		1,167,676
Government National Mortgage Association-0.0%
13,704	4.500%, 7/20/2039	13,721

TOTAL U.S. GOVERNMENT AGENCY - MORTGAGE BACKED SECURITIES

(identified cost $1,661,145)		1,786,815

U.S. GOVERNMENT AGENCY SECURITIES-5.2%

Federal Farm Credit Bank-1.1%
700,000	4.800%, 12/23/2025	698,118

Federal Home Loan Bank-3.3%
1,000,000	3.300%, 11/24/2020	980,849
450,000	5.250%, 6/10/2022	509,541

Shares/Principal Amount		Value
$500,000	3.000%, 9/29/2025(3)	$469,120

		1,959,510

Federal National Mortgage Association-0.8%
500,000	4.000%, 12/9/2025	479,911

TOTAL U.S. GOVERNMENT AGENCY SECURITIES

(identified cost $3,177,568)		3,137,539

MUNICIPAL BONDS-8.4%
	Alaska-0.9%
500,000	City of Anchorage, Build America General Obligation Unlimited Bonds, 5.368%, 4/1/2026	508,260

	Florida-0.7%
425,000	Jacksonville Electric Authority, Bulk Power Supply System, Build America Revenue Bonds, 5.450%, 10/1/2025	434,048

	Michigan-1.3%
270,000	Belding Area Schools, General Obligation Unlimited Bonds, 6.700%, 5/1/2027	269,171
500,000	Michigan Finance Authority, Revenue Bonds, 5.496%, 9/1/2020	493,195

		762,366
	Ohio-1.8%
500,000	City of Akron, Build America General Obligation Unlimited Bonds, 3.650%, 12/1/2017	480,455
630,000	Ohio State Water Development Authority, Build America Revenue Bonds, 4.042%, 12/1/2023	600,182

		1,080,637
	Pennslyvania-2.0%
500,000	Albert Gallatin Area School District Build America General Obligation Unlimited Bonds, 6.080%, 9/1/2025	492,340
500,000	State Public School Building Authority, Revenue Bonds, 5.000%, 9/15/2027	451,720

24	www.wesmarkfunds.com

Portfolio of Investments

December 31, 2010	WesMark Balanced Fund

Shares/Principal Amount		Value
$290,000	Township of East Pennsboro, Build America General Obligation Bonds, 4.590%, 9/1/2019	273,143

		1,217,203
	Virginia-0.9%
500,000	Virginia Public Building Authority, Build America Revenue Bonds, 5.500%, 8/1/2027	515,360

	Wisconsin-0.8%
500,000	State of Wisconsin Transportation Authority Revenue Bonds, 5.500% , 7/1/2026	483,810

TOTAL MUNICIPAL BONDS

(identified cost $5,117,046)		5,001,684

SHORT TERM INVESTMENTS-3.6%
	Mutual Funds-3.6%
2,132,355	Federated Prime Obligations Fund, Institutional Shares 7-Day Yield 0.101% (at net asset value)	2,132,355

TOTAL SHORT TERM INVESTMENTS

(identified cost $2,132,355)		2,132,355

TOTAL INVESTMENTS-99.6%
(identified cost $51,340,566)		59,563,870
OTHER ASSETS AND LIABILITIES- NET(4) -0.4%		215,928

NET ASSETS-100.0%		$59,779,798

(1)	Non-income producing security.
(2)	Floating or variable rate security. Interest rate disclosed is that which is in effect at December 31, 2010.
(3)	Step bond. Coupon increases periodically based upon a predetermined schedule. Interest rate disclosed is that which is in effect at December 31, 2010.
(4)	Assets, other than investments in securities, less liabilities.

Note: The categories of investments are shown as a percentage of net assets at December 31, 2010.

The following acronyms are used throughout this portfolio:

ADR - American Depositary Receipt

ETF - Exchange Traded Fund

PLC - Public Limited Co.

REIT - Real Estate Investment Trusts

REMIC - Real Estate Mortgage Investment Conduit

Sr. - Senior

See Notes which are an integral part of the Financial Statements.

Annual Report | December 31, 2010	25

Portfolio of Investments Summary Table

WesMark Government Bond Fund	December 31, 2010 (Unaudited)

At December 31, 2010, the Fund’s Portfolio composition(1) was as follows:

Portfolio Composition	Percentage of Total Net Assets
U.S. GOVERNMENT AGENCY- COLLATERALIZED MORTGAGE OBLIGATIONS	28.9%

U.S. GOVERNMENT AGENCY SECURITIES	26.1%

U.S. GOVERNMENT AGENCY- MORTGAGE BACKED SECURITIES	23.7%
TAXABLE MUNICIPAL BONDS	15.8%
U.S. TREASURY NOTES	3.7%
CASH EQUIVALENTS(2)	1.2%

OTHER ASSETS AND LIABILITES - NET(3)	0.6%
TOTAL PORTFOLIO	100.0%

(1)	See the Fund’s Prospectus and Statement of Additional Information for a description of the types of securities in which the Fund invests.
(2)	Cash Equivalents include investment in a money market mutual fund.
(3)	Assets, other than investment in securities, less liabilities. See Statement of Assets and Liabilities.

26	www.wesmarkfunds.com

Portfolio of Investments

December 31, 2010	WesMark Government Bond Fund

Shares/Principal Amount		Value
U.S. GOVERNMENT AGENCY - COLLATERALIZED MORTGAGE OBLIGATIONS-28.9%
Federal Home Loan Mortgage Corp.-15.1%
$1,600,487	Series 2003-2651, Class JB, 5.000%, 1/15/2018, REMIC	$1,710,020
1,069,140	Series 2005-2926, Class AB, 5.000%, 1/15/2019, REMIC	1,113,976
849,015	Series 2005-2958, Class QJ, 4.000%, 4/15/2020, REMIC	882,055
1,147,015	Series 2005-3000, Class FX, 0.560%, 4/15/2035, REMIC(1)	1,144,600
2,992,852	Series 2005-3005, Class EG, 5.000%, 8/15/2021, REMIC	3,023,229
2,677,892	Series 2005-3030, Class FL, 0.660%, 9/15/2035, REMIC(1)	2,678,251
1,810,968	Series 2005-3042, Class DH, 5.000%, 4/15/2024, REMIC	1,894,727
2,233,134	Series 2005-3044, Class HN, 5.000%, 1/15/2024, REMIC	2,321,519
1,585,509	Series 2005-3051, Class MC, 5.000%, 10/15/2024, REMIC	1,671,947
895,160	Series 2006-3197, Class AB, 5.500%, 8/15/2013, REMIC	926,394
1,549,157	Series 2007-3282, Class JE, 5.500%, 1/15/2026, REMIC	1,643,285
319,345	Series 2007-3342, Class FT, 0.710%, 7/15/2037, REMIC(1)	321,822
8,297,996	Series 2007-3349, Class FE, 0.750%, 7/15/2037, REMIC(1)	8,373,823
8,006,123	Series 2007-3354, Class FA, 0.810%, 8/15/2037, REMIC(1)	8,079,003
966,581	Series 2007-R013, Class AB, 6.000%, 12/15/2021, REMIC	1,005,160
1,262,827	Series 2008-R016, Class AM, 5.125%, 6/15/2018, REMIC	1,301,659
564,569	Series 2009-3540, Class KF, 1.310%, 11/15/2036, REMIC(1)	577,231

		38,668,701
Federal National Mortgage Association-13.8%
7,314,402	Series 2005-13, Class FQ, 0.661%, 3/25/2035, REMIC(1)	7,310,496
3,097,020	Series 2006-35, Class FN, 0.761%, 10/25/2033, (1)	3,096,103
5,600,352	Series 2006-83, Class FG,

Shares/Principal Amount		Value
	0.761%, 9/25/2036, REMIC(1)	$5,655,253
$5,400,633	Series 2007-85, Class FG, 0.761%, 9/25/2037, REMIC(1)	5,453,743
3,025,870	Series 2008-12, Class C, 4.000%, 7/25/2035, REMIC	3,143,709
2,050,032	Series 2008-12, Class D, 4.500%, 4/25/2036, REMIC	2,156,064
8,361,417	Series 2010-86, Class FV, 0.761%, 5/25/2028, REMIC(1)	8,356,267

		35,171,635
TOTAL U.S. GOVERNMENT AGENCY - COLLATERALIZED MORTGAGE OBLIGATIONS

(identified cost $72,689,518)		73,840,336

U.S. GOVERNMENT AGENCY-MORTGAGE BACKED SECURITIES-23.7%
Federal Home Loan Mortgage Corp.-2.3%
3,045,894	Pool C90993, 5.500%, 10/1/2026	3,278,619
2,355,242	Pool G30387, 5.500%, 2/1/2028	2,516,525

		5,795,144
Federal National Mortgage Association-21.4%
2,150,450	Pool 255857, 5.500%, 8/1/2025	2,314,087
4,783,997	Pool 255994, 5.500%, 11/1/2025	5,165,731
7,183,325	Pool 256041, 5.500%, 12/1/2025	7,729,933
2,247,983	Pool 256083, 6.000%, 1/1/2026	2,454,867
1,110,876	Pool 256198, 5.500%, 4/1/2026	1,195,407
2,843,301	Pool 256272, 5.500%, 6/1/2026	3,059,659
3,322,222	Pool 256275, 6.000%, 6/1/2026	3,627,969
1,019,374	Pool 256311, 6.000%, 7/1/2026	1,113,189
3,481,282	Pool 256351, 6.000%, 8/1/2026	3,787,123
1,837,384	Pool 256555, 5.500%, 1/1/2027	1,972,474
2,009,355	Pool 256751, 5.500%, 6/1/2027	2,157,088
2,093,359	Pool 256752, 6.000%, 6/1/2027	2,277,267

Annual Report | December 31, 2010	27

Portfolio of Investments

WesMark Government Bond Fund	December 31, 2010

Shares/Principal Amount		Value
$2,051,544	Pool 256803, 6.000%, 7/1/2027	$2,231,778
2,554,536	Pool 256852, 6.000%, 8/1/2027	2,778,959
2,342,928	Pool 257132, 5.000%, 3/1/2028	2,466,285
2,460,608	Pool 831505, 5.500%, 4/1/2026	2,647,845
2,481,684	Pool 972080, 5.000%, 2/1/2023	2,634,712
5,000,000	Pool AH0796, 3.500%, 12/1/2025	5,047,655

		54,662,028
TOTAL U.S. GOVERNMENT AGENCY - MORTGAGE BACKED SECURITIES

(identified cost $56,356,503)		60,457,172

U.S. GOVERNMENT AGENCY SECURITIES-26.1%
	Federal Agricultural Mortgage Corp.-1.3%
3,000,000	5.125%, 4/19/2017(2)	3,268,158

	Federal Home Loan Bank-1.8%
5,000,000	3.000%, 9/29/2025(3)	4,691,205

	Federal Home Loan Banks-3.9%
5,000,000	1.450%, 4/27/2015(1)	5,001,445
5,000,000	3.000%, 7/21/2025(1)	5,019,835

		10,021,280

	Federal National Mortgage Association-19.1%
5,000,000	6.000%, 3/9/2020	5,185,230
12,000,000	5.875%, 4/26/2021	12,192,660
5,000,000	5.375%, 4/11/2022	5,276,665
5,000,000	5.780%, 6/7/2022	5,341,305
5,000,000	5.125%, 8/19/2024	5,110,495
1,500,000	6.125%, 8/17/2026	1,544,875
7,500,000	5.945%, 6/7/2027	7,653,533
5,990,000	6.318%, 6/15/2027	6,424,784

		48,729,547

TOTAL U.S. GOVERNMENT AGENCY SECURITIES

(identified cost $66,457,256)		66,710,190

U.S. TREASURY NOTES-3.7%
	U.S. Treasury Notes-3.7%
10,000,000	2.625%, 11/15/2020	9,434,380

TOTAL U.S. TREASURY NOTES
(identified cost $9,434,864)		9,434,380

Shares/Principal Amount		Value
MUNICIPAL BONDS-15.8%
	Alaska-0.4%
$880,000	Alaska Municipal Bond Bank Authority, Taxable Revenue Bonds, Series B-1, 5.993%, 9/1/2025	$901,903

	Arizona-0.4%
1,000,000	Maricopa County Elementary School District No. 3-Tempe, Build America General Obligation Bonds, Series A, 6.000%, 7/1/2026	1,033,590

	Colorado-0.8%
1,000,000	Larimer County School District No. R-1 Poudre, Build America General Obligation Bonds, 5.603%, 12/15/2025	1,003,210
1,000,000	Metropolitan State College of Denver, Institutional Enterprise, Build America Revenue Bonds, 5.460%, 12/1/2023	1,010,100

		2,013,310

	Illinois-2.2%
1,000,000	Chicago Transit Authority, Transfer Tax Receipts Revenue Bonds, Series B, 6.300%, 12/1/2021	1,064,570
455,000	Cook County School District No. 148 Dolton, General Obligation Bonds, Series E, 6.100%, 12/1/2021	482,537
1,000,000	Lake County School District No. 56 Gurnee, Build America General Obligation Bonds, 6.100%, 1/1/2026	994,170
1,000,000	Peoria Public Building Commission, School District Facilities, Build America Revenue Bonds, 6.140%, 12/1/2025	1,013,610
1,000,000	Will Grundy Etc. Counties Community College District No. 525, Build America General Obligation Bonds, 6.650%, 1/1/2026	1,074,200
1,000,000	Winnebago-Boone Etc. Counties Community College District No. 511, Build America General Obligation Bonds, 5.650%, 1/1/2022	999,990

		5,629,077

28	www.wesmarkfunds.com

Portfolio of Investments

December 31, 2010	WesMark Government Bond Fund

Shares/Principal Amount		Value
	Indiana-0.2%
$470,000	Indiana Bond Bank, Special Project Revenue Bonds, Series C, 5.600%, 2/1/2025	$473,633

	Kansas-0.5%
450,000	City of Olathe, Water & Sewer System, Build America Revenue Bonds, Series A, 5.300%, 7/1/2026	457,038
	Johnson County Unified School District No. 232 De Soto, Build America General Obligation Bonds:
200,000	5.400%, 9/1/2022	210,610
380,000	5.500%, 9/1/2023	400,645
300,000	Sedgwick County Unified School District No. 265 Goddard, Build America General Obligation Bonds, 6.050%, 10/1/2024	312,777

		1,381,070

	Kentucky-2.9%
500,000	Boone County School District Finance Corp., School Building Revenue Bonds, 5.750%, 6/1/2027	490,610
1,190,000	Boyd County School District Finance Corp., Build America Revenue Bonds, 5.750%, 2/1/2025	1,202,626
1,560,000	Campbell & Kenton Counties Sanitation District No. 1 Build America Revenue Bonds, 5.300%, 8/1/2025	1,581,824
	City of Owensboro, General Obligation Bonds:
300,000	5.125%, 12/1/2024	295,155
315,000	5.250%, 12/1/2025	310,187
1,000,000	Kentucky Municipal Power Agency, Build America Revenue Bonds, 5.760%, 9/1/2024	1,031,290
500,000	Lexington-Fayette Urban County Government, General Obligation, Pension Funding Bonds, Series B, 5.750%, 2/1/2025	520,090
1,000,000	McCracken County School District Finance Corp., Build America Revenue Bonds, 5.750%, 12/1/2026	999,940

Shares/Principal Amount		Value
	Nelson County School District Finance Corp., School Building, Build America Revenue Bonds:
$500,000	5.300%, 12/1/2024	$507,775
500,000	5.500%, 12/1/2025	510,915

		7,450,412

	Michigan-1.0%
570,000	City of Lansing MI, Build America General Obligation Bonds, 6.350%, 5/1/2023	603,510
825,000	Grand Rapids Community College, Build America General Obligation Bonds, 5.990%, 5/1/2023	847,754
1,000,000	Holland School District, Build America General Obligation Bonds, 6.030%, 5/1/2024	994,470

		2,445,734

	Minnesota-0.2%
500,000	Lake City Independent School District No. 813 Minnesota, Build America General Obligation Bonds, 5.200%, 2/1/2026	505,750

	Missiouri-1.4%
1,620,000	County of St Charles MO, Build America Special Obligation Bonds, 5.805%, 10/1/2025	1,651,817
2,000,000	St Louis School District, General Obligation Bonds, 6.250%, 4/1/2026	1,988,120

		3,639,937

	New York-0.2%
590,000	County of Oneida, General Obligation Bonds, 6.250%, 4/15/2023	624,662

	Ohio-2.2%
1,250,000	American Municipal Power-Ohio, Inc., Build America Revenue Bonds, 5.964%, 2/15/2024	1,265,138
1,000,000	Austintown Ohio Local School District, General Obligation Bonds, 5.327%, 9/1/2027	932,640
1,000,000	Coshocton City School District, 5.087%, 12/1/2026	935,400

Annual Report | December 31, 2010	29

Portfolio of Investments

WesMark Government Bond Fund	December 31, 2010

Shares/Principal Amount		Value
$500,000	County of Cuyahoga, Variable Purpose, Build America General Obligation Bonds, 5.392%, 12/1/2025	$515,615
900,000	Findlay City School District, Build America General Obligation Bonds, Series B, 5.450%, 12/1/2024	911,349
	Miami County, Recovery Zone Economic Development Build America General Obligation Bonds:
180,000	4.650%, 12/1/2019	179,086
260,000	5.500%, 12/1/2022	264,568
580,000	Ohio State Building Authority, Build America Revenue Bonds, 4.780%, 10/1/2020	579,959

		5,583,755

	Oregon-0.7%
1,000,000	Oregon State Department of Administrative Services Lottery, Revenue Bonds, 5.375%, 4/1/2021	1,033,350
750,000	Washington County, Clean Water Services Sewer, Build America Revenue Bonds, 5.228%, 10/1/2025	750,547

		1,783,897

	Pennslyvania-1.3%
1,000,000	Albert Gallatin Area School District Build America General Obligation Unlimited Bonds, 6.080%, 9/1/2025	984,680
1,500,000	County of Montgomery, Build America General Obligation Bonds, 4.900%, 10/1/2025	1,464,510
1,000,000	Lebanon Authority, Build America Revenue Bonds, 5.970%, 12/15/2025	979,660

		3,428,850

	South Carolina-0.4%
925,000	Richland County School District No. 2, General Obligation Bonds, 5.100%, 5/1/2026	897,195

	Texas-0.2%
500,000	City of Austin, Electric Utility System, Build America Revenue Bonds, 5.086%, 11/15/2025	492,815

Shares/Principal Amount		Value
	Utah-0.6%
$500,000	County of Utah, Excise Tax, Build America Revenue Bonds, Series B, 6.120%, 12/1/2023	$517,650
1,000,000	Tooele County Utah School District Municipal Building Authority, Revenue Bonds, 5.625%, 6/1/2027	959,120

		1,476,770

	Wisconsin-0.2%
	City of Eau Claire, Build America General Obligation Bonds:
310,000	4.900%, 4/1/2025	304,987
325,000	5.000%, 4/1/2026	318,526

		623,513

TOTAL MUNICIPAL BONDS

(identified cost $40,841,330)		40,385,873

SHORT TERM INVESTMENTS-1.2%

	Mutual Funds-1.2%
2,994,673	Federated Prime Obligations Fund, Institutional Shares 7-Day Yield 0.101% (at net asset value)	2,994,673

TOTAL SHORT TERM INVESTMENTS

(identified cost $2,994,673)		2,994,673

TOTAL INVESTMENTS-99.4%
(identified cost $248,774,144)		253,822,624
OTHER ASSETS AND LIABILITIES-NET(4)- 0.6%		1,475,948

NET ASSETS-100.0%		$255,298,572

(1)	Floating or variable rate security. Interest rate disclosed is that which is in effect at December 31, 2010.
(2)

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2010, these securities amounted to a value of $3,268,158 or 1.3% of net assets.

(3)	Step bond. Coupon increases periodically based upon a predetermined schedule. Interest rate disclosed is that which is in effect at December 31, 2010.
(4)	Assets, other than investments in securities, less liabilities.

Note: The categories of investments are shown as a percentage of net assets at December 31, 2010.

The following acronyms are used throughout this portfolio:

REMIC - Real Estate Mortgage Investment Conduit

See Notes which are an integral part of the Financial Statements.

30	www.wesmarkfunds.com

Portfolio of Investments Summary Table

December 31, 2010 (Unaudited)	WesMark West Virginia Municipal Bond Fund

At December 31, 2010, the Fund’s Portfolio composition(1) was as follows:

Industry	Percentage of Total Net Assets

MUNICIPAL BONDS	98.2%
CASH EQUIVALENTS(2)	0.9%
OTHER ASSETS AND LIABILITES - NET(3)	0.9%
TOTAL PORTFOLIO VALUE	100.0%

Years to Maturity of Municipal Bonds	Percentage of Total Net Assets

Less than 1 Year	1.5%
1-3 Years	8.5%
3-5 Years	2.6%
5-10 Years	27.4%
10 Years or Greater	58.2%
CASH EQUIVALENTS(2)	0.9%
OTHER ASSETS AND LIABILITES - NET(3)	0.9%
TOTAL	100.0%

S&P Ratings of Municipal Bonds as Percentage of Total Net Assets (4)

AAA	7.9%
AA	22.6%
A	23.5%
BBB	8.3%
Not rated by S&P	35.9%
Total Municipal Bonds	98.2%
Cash Equivalents and Other Assets	1.8%
Total Portfolio Value	100.0%

Moody’s Ratings of Municipal Bonds as Percentage of Total Net Assets (4)

Aaa	4.3%
Aa	36.0%
A	12.1%
Ba	0.2%
Baa	5.3%
Not rated by Moody’s	40.3%
Total Municipal Bonds	98.2%
Cash Equivalents and Other Assets	1.8%
Total Portfolio Value	100.0%

(1) See the Fund’s Prospectus and Statement of Additional Information for a description of the types of securities in which the Fund invests.

(2) Cash Equivalents include investments in a money market mutual fund.

(3) Assets, other than investment in securities, less liabilities. See Statement of Assets and Liabilities.

(4) This table depicts the long-term credit-quality ratings assigned to the Fund’s portfolio holdings by Standard & Poor’s (S&P) and Moody’s Investor Services (Moody’s), each of which is a Nationally Recognized Statistical Rating Organization (NRSRO). These credit-quality ratings are shown without regard to gradations within a given rating category. For example, securities rated “A-” have been included in the “A” rated category. Rated securities that have been prerefunded, but not rated again by the NRSRO, have been included in the “Not rated by…” category.

Rated securities include a security with an obligor and/or credit enhancer that has received a rating from an NRSRO with respect to a class of debt obligations that is comparable in priority and security with the security held by the Fund. Credit-quality ratings are an assessment of the risk that a security will default in payment and do not address other risks presented by the security. Please see the descriptions of credit-quality ratings in the Fund’s Statement of Additional Information. Holdings that are rated only by a different NRSRO than the one identified have been included in the “Not rated by…” category.

Also see Glossary of Terms on page 62.

Annual Report | December 31, 2010	31

Portfolio of Investments

WesMark West Virginia Municipal Bond Fund	December 31, 2010

Shares/Principal Amount		Value
MUNICIPAL BONDS-98.2%
	Idaho-0.9%
$835,000	Idaho Housing & Finance Association Revenue Bonds, 4.375%, 7/1/2025	$ 813,557

	Iowa-0.5%
500,000	Central Community School District of Clinton County Revenue Bonds, 4.500%, 7/1/2024	466,950

	North Dakota-1.1%
990,000	North Dakota Housing Finance Agency Revenue Bonds (Home Mortgage Finance Project), 4.750%, 7/1/2026	983,555

	Ohio-0.2%
205,000	County of Monroe, Ohio, General Obligation Bonds, 4.900%, 12/1/2017	197,226

	Pennslyvania-1.8%
1,170,000	New Kensington Municipal Sanitary Authority Revenue Bonds, Series B, 4.100%, 12/1/2026	1,056,568
500,000	Pennsylvania Higher Educational Facilities Authority Revenue Bonds (University of Pittsburgh Medical Center), 3.150%, 5/15/2016	504,420

		1,560,988
	Texas-3.2%
1,000,000	Harris County Texas Municipal Utility District No. 368 General Obligation Bonds, 5.500%, 9/1/2036	1,030,750
675,000	Remington Municipal Utility District No. 1 General Obligation Unlimited Bonds, 4.000%, 9/1/2021	669,769
1,000,000	Spring Branch Texas Independent School District General Obligation Bonds, 5.250%, 2/1/2038	1,037,810

		2,738,329
	Virginia-0.9%
765,000	Virginia Housing Development Authority Revenue Bonds, 4.500%, 7/1/2024	754,420

Shares/Principal Amount		Value
	West Viginia-89.6%
$1,170,000	Berkeley County, West Virginia, Board of Education General Obligation Unlimited Bonds, 3.375%, 5/1/2022	$1,110,084
455,000	Berkeley County, West Virginia, Building Commission Lease Revenue Bonds (County Facility Project), 4.750%, 12/1/2019	447,847
825,000	Berkeley County, West Virginia, Building Commission Lease Revenue Bonds (Judicial Center Project), Series A, 4.700%, 12/1/2024, (NATL-RE)	804,408
250,000	Berkeley County, West Virginia, Public Service District Revenue Bonds, 4.250%, 12/1/2024 Berkeley County, West Virginia, Public Service Sewer District Revenue Bonds:	241,825
470,000	Series A, 4.700%, 10/1/2016	469,267
815,000	Series A, 5.000%, 10/1/2022	787,551
400,000	Series A, 4.650%, 10/1/2025	372,440
700,000	Series A, 4.650%, 3/1/2037	553,560
135,000	Series B, 4.800%, 10/1/2025	127,484
575,000	Braxton County, West Virginia, Board of Education General Obligation Unlimited Bonds (Public Schools), 5.000%, 5/1/2022, (FSA)	613,410
200,000	Charles Town, West Virginia, Waterworks & Sewer System Revenue Bonds (Combination): Series A, 3.400%, 10/1/2014	203,514
205,000	Series A, 3.600%, 10/1/2015	209,297
200,000	Series A, 3.800%, 10/1/2016	204,346
1,200,000	Charleston, West Virginia, Urban
	Renewal Authority Lease Revenue Bonds, 5.300%, 12/15/2022	1,226,520
895,000	City of Buckhannon, West Virginia, Commercial Development Revenue Bonds, Series A, 4.400%, 8/1/2025 City of Kingwood, West Virginia, Sewer System Revenue Bonds:	829,361
150,000	3.000%, 10/1/2013	148,047
150,000	3.500%, 10/1/2016	146,265
230,000	4.000%, 10/1/2020	213,295

32	www.wesmarkfunds.com

Portfolio of Investments

December 31, 2010	WesMark West Virginia Municipal Bond Fund

Shares/Principal Amount		Value
$1,000,000	Clarksburg, West Virginia, Water Revenue Bonds, 5.250%, 9/1/2019, (NATL-RE FGIC)	$1,041,090
800,000	County of Greenbrier, West Virginia, Tax Increment Revenue Bonds, 4.500%, 6/1/2013 Fairmont State College, West Virginia, College Revenue Bonds:	789,760
1,000,000	Series 2003-A, 5.250%, 6/1/2022	1,017,100
1,460,000	Series 2003-A, 5.000%, 6/1/2032 Fairmont, West Virginia, Waterworks Revenue Bonds:	1,461,898
500,000	Series 1999, 5.250%, 7/1/2017, (AMBAC)	501,480
1,235,000	Series 1999, 5.000%, 7/1/2019, (AMBAC)	1,235,284
1,240,000	Grant County, West Virginia, County Commission Hospital Revenue Bonds (Grant Memorial Hospital), Series C, 5.350%, 10/1/2019, (FSA)	1,242,307
1,055,000	Kanawha County, West Virginia, Building Commission Revenue Bonds (Judicial Annex Lease), Series A, 5.000%, 12/1/2018 Marshall County, West Virginia, Board of Education General Obligation Unlimited Bonds (Public Schools):	1,055,422
1,175,000	5.000%, 5/1/2021	1,271,362
1,000,000	5.000%, 5/1/2022, (NATL-RE)	1,062,780
1,000,000	Mason County, West Virginia, Pollution Control Revenue Bonds (Appalachian Power Co. Project), Series L, 5.500%, 10/1/2022 Monongalia County, West Virginia, Building Commission Hospital Revenue Bonds (Monongalia General Hospital):	1,001,410
1,085,000	Series A, 5.250%, 7/1/2020	1,100,125
500,000	Series A, 5.000%, 7/1/2030	453,935
525,000	Series A, 5.250%, 7/1/2035	479,183
500,000	Morgantown, West Virginia, Revenue Bonds, 3.000%, 12/1/2016	513,915
180,000	Ohio County, West Virginia, Board of Education General Obligation Unlimited Bonds, 5.000%, 6/1/2013, (MBIA)	180,437

Shares/Principal Amount		Value
	Parkersburg, West Virginia, Waterworks & Sewer System Revenue Bonds:
$500,000	Series A, 5.000%, 8/1/2019, (NATL-RE FGIC)	$524,950
500,000	Series A, 4.500%, 8/1/2022, (NATL-RE FGIC)	506,790
1,195,000	Putnam County, West Virginia, Building Commission Lease Revenue Bonds (County Service Building Project), Series A, 5.375%, 12/1/2023	1,260,689
1,075,000	Raleigh, Fayette & Nicholas Counties, West Virginia, Special Obligation Bonds, 6.250%, 8/1/2011	1,095,586
1,310,000	Randolph County, West Virginia, County Commission Health System Revenue Bonds (Davis Health System, Inc.), Series A, 5.200%, 11/1/2015	1,352,903
180,000	Weirton, West Virginia, Municipal Hospital Building Commission Revenue Bonds (Weirton Medical Center), Series A, 5.250%, 12/1/2011 West Liberty State College, West Virginia, Revenue Bonds (Dormitory):	180,117
365,000	Series A, 4.800%, 6/1/2012	366,255
1,240,000	Series A, 6.000%, 6/1/2023	1,310,147
900,000	Series A, 6.125%, 6/1/2028 West Virginia Building Commission Lease Revenue Bonds (West Virginia Regional Jail):	942,777
1,000,000	Series A, 5.250%, 7/1/2012, (AMBAC)	1,038,600
750,000	Series A, 5.375%, 7/1/2018	789,863
3,000,000	Series A, 5.375%, 7/1/2021, (AMBAC) West Virginia Economic Development Authority Lease Revenue Bonds (Correctional Juvenile & Public):	3,128,280
1,000,000	Series A, 5.500%, 6/1/2016	1,064,480
500,000	Series A, 5.000%, 6/1/2026	517,880
700,000	West Virginia Economic Development Authority Lease Revenue Bonds (Correctional Juvenile Safety), Series A, 5.000%, 6/1/2029	698,299

Annual Report | December 31, 2010	33

Portfolio of Investments

WesMark West Virginia Municipal Bond Fund	December 31, 2010

Shares/Principal Amount		Value
$580,000	West Virginia Economic Development Authority Lease Revenue Bonds (Department of Environmental Protection), 4.750%, 11/1/2012	$ 617,973
	West Virginia Economic Development Authority Lease Revenue Bonds (State Energy Savings Project):
920,000	4.500%, 6/1/2020	937,268
860,000	4.750%, 6/1/2022	875,695
	West Virginia Economic Development Authority Lease Revenue Bonds (State Office Building & Parking Lot):
260,000	Series A, 3.000%, 8/1/2014	269,100
150,000	Series A, 3.000%, 8/1/2015	154,136
570,000	West Virginia Economic Development Authority Lease Revenue Bonds (West Virginia Facilities), Series A, 5.000%, 3/1/2019	593,233
1,000,000	West Virginia Economic Development Authority Lease Revenue Bonds (West Virginia University Foundation Waterfront), Series B, 5.000%, 7/15/2022	1,023,010
	West Virginia Economic Development Authority Revenue Bonds:
1,000,000	3.750%, 6/15/2023	936,810
500,000	Series B, 5.000%, 7/15/2019	516,185
1,500,000	West Virginia Higher Education Governing Board University Revenue Bonds (Marshall University), 5.000%, 5/1/2023	1,547,265
	West Virginia Higher Education Interim Governing Board University Revenue Bonds (Marshall University):
720,000	Series A, 5.000%, 5/1/2020	730,886
1,250,000	Series A, 5.000%, 5/1/2021	1,268,900
	West Virginia Higher Education Policy Commission Revenue Bonds (Higher Education Facilities):
235,000	Series A, 3.750%, 4/1/2019	232,199
405,000	Series A, 4.000%, 4/1/2020	399,439
485,000	Series A, 5.000%, 4/1/2026	480,882
2,315,000	Series B, 5.000%, 4/1/2018	2,456,794
1,000,000	Series B, 5.000%, 4/1/2024	1,018,770

Shares/Principal Amount		Value
$2,000,000	West Virginia Higher Education Policy Commission Revenue Bonds (University Facilities), Series A, 5.000%, 4/1/2012	$2,095,940
1,070,000	West Virginia Hospital Finance Authority Lease Revenue Bonds (Veterans Nursing Home), 5.500%, 3/1/2019	1,056,111
1,000,000	West Virginia Hospital Finance Authority Revenue Bonds (ARCS Improvement), Series D, 5.375%, 6/1/2028	1,002,820
300,000	West Virginia Hospital Finance Authority Revenue Bonds (United Hospital Center, Inc. Project), Series A, 4.500%, 6/1/2026	268,638
	West Virginia School Building Authority Excess Lottery Revenue Bonds:
450,000	4.125%, 7/1/2017	484,047
450,000	4.250%, 7/1/2018	482,792
200,000	Series B, 3.000%, 7/1/2018	196,700
2,000,000	West Virginia School Building Authority Lottery Revenue Bonds (Capital Improvement), 5.250%, 7/1/2012	2,122,240
810,000	West Virginia State Road General Obligation Bonds, 5.000%, 6/1/2024	853,764
	West Virginia University Revenue Bonds (West Virginia University Project):
1,000,000	Series A, 5.500%, 4/1/2016, (MBIA)	1,126,000
500,000	Series B, 5.000%, 10/1/2021	524,255
1,000,000	Series C, 5.000%, 10/1/2026	1,024,570
1,275,000	Series C, 5.000%, 10/1/2027	1,301,903
500,000	Series C, 5.000%, 10/1/2034, (FSA)	500,300
1,000,000	Series C, 5.000%, 10/1/2034	975,490
2,000,000	West Virginia Water Development Authority Infrastructure Revenue Bonds, Series A, 4.400%, 10/1/2018	2,023,260
1,090,000	West Virginia Water Development Authority Infrastructure Revenue Bonds (West Virginia Infrastructure Jobs Program), Series A, 4.750%, 10/1/2023	1,119,670

34	www.wesmarkfunds.com

Portfolio of Investments

December 31, 2010	WesMark West Virginia Municipal Bond Fund

Shares/Principal Amount		Value
$500,000	West Virginia Water Development Authority Revenue Bonds (Loan Program), Series A-1, 5.250%, 11/1/2023	$ 517,795
	West Virginia Water Development Authority Revenue Bonds (Loan Program II):
1,000,000	Series A-II, 5.000%, 11/1/2025	1,012,740
900,000	Series A-II, 4.250%, 11/1/2026	828,810
500,000	Series B, 5.250%, 11/1/2023 (AMBAC)	514,240
1,000,000	Series B, 5.000%, 11/1/2029	991,500
	West Virginia Water Development Authority Revenue Bonds (Loan Program IV):
500,000	Series A, 5.000%, 11/1/2019, (FSA)	530,485
1,000,000	Series B-IV, 5.125%, 11/1/2024	1,023,710
650,000	Series B-IV, 4.750%, 11/1/2035	579,144
395,000	West Virginia, General Obligation Unlimited Bonds (Capital Appreciation Infrastructure), Series A, Zero Coupon, 11/1/2021	255,944
500,000	West Virginia, General Obligation Unlimited Bonds (State Road), 5.000%, 6/1/2021	535,420
	Wheeling, West Virginia, Waterworks & Sewer System Revenue Bonds:
700,000	Series A, 3.500%, 6/1/2016	721,217
500,000	Series A, 4.250%, 6/1/2026, (FSA)	484,575
500,000	Series A, 4.750%, 6/1/2036, (FSA)	475,895

		77,582,145

TOTAL MUNICIPAL BONDS

(identified cost $85,120,669)		85,097,170

SHORT TERM INVESTMENTS-0.9%
	Mutual Funds-0.9%
754,816	Federated Prime Obligations Fund, Institutional Shares 7-Day Yield 0.101% (at net asset value)	754,816

TOTAL SHORT TERM INVESTMENTS

(identified cost $754,816)		754,816

Shares/Principal Amount	Value
TOTAL INVESTMENTS-99.1%
(identified cost $85,875,485)	$85,851,986
OTHER ASSETS AND LIABILITIES-NET(1) -0.9%	790,242

NET ASSETS-100.0%	$86,642,228

(1)	Assets, other than investments in securities, less liabilities.

Note: The categories of investments are shown as a percentage of net assets at December 31, 2010.

The following acronyms are used throughout this portfolio:

ARC - Auction Rate Certification

Insurers:

AMBAC - AMBAC Indemnity Corp.

FGIC - Financial Guaranty Insurance Co.

FSA - Financial Security Assurance, Inc.

MBIA - MBIA Insurance Co.

NATL-RE - National Real Estate

See Notes which are an integral part of the Financial Statements.

Annual Report | December 31, 2010	35

Statement of Assets and Liabilities

December 31, 2010

	WesMark Small Company Growth Fund	WesMark Growth Fund	WesMark Balanced Fund	WesMark Government Bond Fund	WesMark West Virginia Municipal Bond Fund
ASSETS:

Investments in securities, at value (cost-see below)	$70,873,527	$275,023,812	$59,563,870	$253,822,624	$85,851,986

Cash	–	8,000	–	–	–

RECEIVABLE FOR:
Dividends and interest	19,548	191,150	245,838	1,447,126	1,014,541
Investments sold	–	1,011,397	–	–	–
Fund shares sold	1,232	5,253	6,537	482,671	30,000
Prepaid expenses	13,544	27,536	12,186	33,306	11,648
Total Assets	70,907,851	276,267,148	59,828,431	255,785,727	86,908,175

LIABILITIES:

PAYABLE FOR:
Fund shares redeemed	93,055	235,039	3,480	23,222	–
Income distribution payable	–	–	–	351,407	213,772
Fund accounting and administration fee	8,853	41,238	7,913	23,883	9,271
Audit and legal fees	19,972	28,644	19,451	28,300	20,964
Shareholder services fee (Note 5)	14,675	57,097	12,444	52,897	18,269
Printing and postage fees	1,662	1,634	1,617	1,615	1,623
Trustees’ fees and expenses	18	18	18	18	18
Other accrued liabilities and expenses	4,407	10,246	3,710	5,813	2,030
Total Liabilities	142,642	373,916	48,633	487,155	265,947
Net Assets	$70,765,209	$275,893,232	$59,779,798	$255,298,572	$86,642,228

NET ASSETS CONSIST OF :

Paid-in capital	$53,893,347	$246,785,278	$54,313,121	$250,222,030	$86,462,848
Accumulated net investment income	–	21,379	5,685	–	–
Accumulated net realized gain (loss) on investments	2,630,213	(16,415,927)	(2,762,312)	28,062	202,879
Net unrealized appreciation (depreciation) on investments	14,241,649	45,502,502	8,223,304	5,048,480	(23,499)
Net Assets	$70,765,209	$275,893,232	$59,779,798	$255,298,572	$86,642,228

Shares Outstanding, No Par Value, Unlimited Shares Authorized	6,539,257	20,505,227	5,844,510	25,301,008	8,536,396
Net asset value, offering price & redemption price per share	$10.82	$13.45	$10.23	$10.09	$10.15
Investments, at identified cost	$56,631,878	$229,521,310	$51,340,566	$248,774,144	$85,875,485

See Notes which are an integral part of the Financial Statements.

36	www.wesmarkfunds.com

Statement of Operations

For the Year Ended December 31, 2010

	WesMark Small Company Growth Fund	WesMark Growth Fund	WesMark Balanced Fund	WesMark Government Bond Fund	WesMark West Virginia Municipal Bond Fund
INVESTMENT INCOME:

Dividends, net of foreign taxes*	$569,219	$3,659,907	$783,082	$–	$–
Interest	7,206	69,708	763,235	8,879,142	3,773,607
Total Investment Income	576,425	3,729,615	1,546,317	8,879,142	3,773,607

EXPENSES:

Investment adviser fee (Note 5)	452,005	1,815,976	405,401	1,484,886	523,586
Fund accounting and administration fee (Note 5)	65,620	236,535	59,917	242,033	93,213
Custodian fees (Note 5)	18,874	39,604	14,339	33,547	15,889
Transfer agent fees	33,100	66,363	29,516	36,439	18,597
Directors’ fees	12,783	24,564	12,439	24,978	14,612
Auditing fees	16,634	25,477	15,672	23,919	16,598
Legal fees	16,536	16,645	16,730	16,922	20,269
Shareholder services fee (Note 5)	150,669	605,326	135,134	618,703	218,161
Registration fees	16,392	13,119	13,744	1,025	607
Printing and postage fees	5,249	5,181	5,131	3,032	3,456
Insurance premiums	4,356	19,581	4,246	19,184	7,036
Miscellaneous	1,483	7,268	1,691	7,494	2,752
Total Expenses	793,701	2,875,639	713,960	2,512,162	934,776

WAIVERS AND REIMBURSEMENTS (NOTE 5):

Waiver/reimbursement of investment adviser fee	–	–	–	–	(87,264)
Total waivers and reimbursements	–	–	–	–	(87,264)
Net Expenses	793,701	2,875,639	713,960	2,512,162	847,512
Net Investment Income (Loss)	(217,276)	853,976	832,357	6,366,980	2,926,095

REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS:

Net realized gain on investments	8,581,542	18,035,224	1,771,030	2,360,513	270,271
Net change in unrealized appreciation (depreciation) of investments	6,016,320	26,375,514	3,801,464	(1,538,425)	(1,535,350)
Net realized and unrealized gain (loss) on investments	14,597,862	44,410,738	5,572,494	822,088	(1,265,079)
Net Increase in Net Assets Resulting from Operations	$14,380,586	$45,264,714	$6,404,851	$7,189,068	$1,661,016

* Foreign tax withholding	–	$23,893	$2,405	–	–

See Notes which are an integral part of the Financial Statements.

Annual Report | December 31, 2010	37

Statements of Changes in Net Assets

	WesMark Small Company Growth Fund			WesMark Growth Fund
	For the Year Ended December 31, 2010	Period Ended December 31, 2009 (1)	For the Year Ended January 31, 2009	For the Year Ended December 31, 2010	Period Ended December 31, 2009 (1)	For the Year Ended January 31, 2009
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS

Net investment income (loss)	$(217,276)	$(297,408)	$(213,265)	$853,976	$1,636,003	$1,508,610
Net realized gain (loss) on investments	8,581,542	(569,406)	(4,380,498)	18,035,224	(9,271,129)	(25,039,186)
Net change in unrealized appreciation (depreciation) on investments	6,016,320	17,147,016	(11,054,910)	26,375,514	69,521,525	(65,786,059)
Net increase (decrease) in net assets resulting from operations	14,380,586	16,280,202	(15,648,673)	45,264,714	61,886,399	(89,316,635)

DISTRIBUTIONS TO SHAREHOLDERS (NOTE 4)

From net investment income	–	–	–	(852,377)	(1,636,235)	(1,533,995)
From net realized capital gains	(784,170)	(97,024)	(64,493)	–	–	(1,350,647)
Decrease in net assets from distributions to shareholders	(784,170)	(97,024)	(64,493)	(852,377)	(1,636,235)	(2,884,642)

BENEFICIAL INTEREST TRANSACTIONS (NOTE 3)

Proceeds from sale of shares	8,151,779	9,248,213	9,625,526	28,208,715	18,372,840	29,801,324
Shares issued in reinvestment of distributions	220,056	27,640	16,883	341,248	687,297	1,313,029
Cost of shares redeemed	(5,329,948)	(5,140,530)	(3,800,410)	(27,075,150)	(22,446,392)	(24,178,341)
Net increase (decrease) resulting from beneficial interest transactions	3,041,887	4,135,323	5,841,999	1,474,813	(3,386,255)	6,936,012
Net Increase (Decrease) in Net Assets	16,638,303	20,318,501	(9,871,167)	45,887,150	56,863,909	(85,265,265)

NET ASSETS:
Beginning of Period	54,126,906	33,808,405	43,679,572	230,006,082	173,142,173	258,407,438
End of Period*	$70,765,209	$54,126,906	$33,808,405	$275,893,232	$230,006,082	$173,142,173

*Including accumulated net investment income of:	–	–	–	$21,379	$160,873	$189,655

(1)

Effective March 17, 2009, the Funds’ Board of Trustees approved changing the fiscal year-end of the Trust from January 31 to December 31. The period ended December 31, 2009, as presented above, represents February 1, 2009 through December 31, 2009.

See Notes which are an integral part of the Financial Statements.

38	www.wesmarkfunds.com

Statements of Changes in Net Assets

	WesMark Balanced Fund			WesMark Government Bond Fund
	For the Year Ended December 31, 2010	Period Ended December 31, 2009 (1)	For the Year Ended January 31, 2009	For the Year Ended December 31, 2010	Period Ended December 31, 2009 (1)	For the Year Ended January 31, 2009
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS

Net investment income	$832,357	$788,448	$898,598	$6,366,980	$6,816,475	$8,372,637
Net realized gain (loss) on investments	1,771,030	(2,166,725)	(2,249,685)	2,360,513	326,030	561,483
Net change in unrealized appreciation (depreciation) on investments	3,801,464	11,841,653	(10,535,188)	(1,538,425)	1,255,054	221,982
Net increase (decrease) in net assets resulting from operations	6,404,851	10,463,376	(11,886,275)	7,189,068	8,397,559	9,156,102

DISTRIBUTIONS TO SHAREHOLDERS (NOTE 4)

From net investment income	(999,851)	(753,558)	(897,861)	(6,325,618)	(6,976,816)	(8,405,527)
From net realized capital gains	–	–	(1,564,351)	(928,215)	–	–
Decrease in net assets from distributions to shareholders	(999,851)	(753,558)	(2,462,212)	(7,253,833)	(6,976,816)	(8,405,527)

BENEFICIAL INTEREST TRANSACTIONS (NOTE 3)

Proceeds from sale of shares	8,106,907	5,486,272	7,529,877	47,022,644	53,227,526	23,956,124
Shares issued in reinvestment of distributions	170,187	139,278	482,509	1,552,225	1,435,921	1,680,933
Cost of shares redeemed	(5,336,603)	(6,218,953)	(7,315,465)	(31,554,966)	(22,488,517)	(22,062,287)
Net increase (decrease) resulting from beneficial interest transactions	2,940,491	(593,403)	696,921	17,019,903	32,174,930	3,574,770
Net Increase (Decrease) in Net Assets	8,345,491	9,116,415	(13,651,566)	16,955,138	33,595,673	4,325,345

NET ASSETS:
Beginning of Period	51,434,307	42,317,892	55,969,458	238,343,434	204,747,761	200,422,416
End of Period*	$59,779,798	$51,434,307	$42,317,892	$255,298,572	$238,343,434	$204,747,761

*Including accumulated net investment income of:	$5,685	$45,365	$18,609	–	–	$8,584

(1)

Effective March 17, 2009, the Funds’ Board of Trustees approved changing the fiscal year-end of the Trust from January 31 to December 31. The period ended December 31, 2009, as presented above, represents February 1, 2009 through December 31, 2009.

See Notes which are an integral part of the Financial Statements.

Annual Report | December 31, 2010	39

Statements of Changes in Net Assets

	WesMark West Virginia Municipal Bond Fund
	For the Year Ended December 31, 2010	Period Ended December 31, 2009 (1)	For the Year Ended January 31, 2009

INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS

Net investment income	$2,926,095	$2,489,320	$2,585,318
Net realized gain (loss) on investments	270,271	172,073	(207,336)
Net change in unrealized appreciation (depreciation) on investments	(1,535,350)	2,040,660	(2,477,655)

Net increase (decrease) in net assets resulting from operations	1,661,016	4,702,053	(99,673)

DISTRIBUTIONS TO SHAREHOLDERS (NOTE 4)

From net investment income	(2,866,068)	(2,471,587)	(2,583,433)
From net realized capital gains	(177,612)	–	–

Decrease in net assets from distributions to shareholders	(3,043,680)	(2,471,587)	(2,583,433)

BENEFICIAL INTEREST TRANSACTIONS (NOTE 3)

Proceeds from sale of shares	12,568,316	13,511,133	15,518,666
Shares issued in reinvestment of distributions	399,933	310,647	266,673
Cost of shares redeemed	(10,543,537)	(7,888,117)	(6,375,174)

Net increase resulting from beneficial interest transactions	2,424,712	5,933,663	9,410,165

Net Increase in Net Assets	1,042,048	8,164,129	6,727,059

NET ASSETS:
Beginning of Period	85,600,180	77,436,051	70,708,992

End of Period*	$86,642,228	$85,600,180	$77,436,051

*Including accumulated net investment income of:	–	–	–

(1)

Effective March 17, 2009, the Funds’ Board of Trustees approved changing the fiscal year-end of the Trust from January 31 to December 31. The period ended December 31, 2009, as presented above, represents February 1, 2009 through December 31, 2009.

See Notes which are an integral part of the Financial Statements.

40	www.wesmarkfunds.com

Financial Highlights

WesMark Small Company Growth Fund

	For the Year Ended December 31, 2010	Period Ended December 31, 2009(1)	For the Year Ended January 31, 2009	For the Year Ended January 31, 2008	For the Year Ended January 31, 2007(2)	For the Year Ended January 31, 2006

PER COMMON SHARE OPERATING PERFORMANCE

Net Asset Value Beginning of Period	$8.76	$6.06	$8.88	$9.37	$8.96	$7.19

Income (Loss) from Investment Operations:
Net Investment Loss	(0.03)	(0.05)	(0.04)(3)	–	–	(0.06)(3)
Net Realized and Unrealized Gain (Loss) on investments	2.21	2.77	(2.77)	(0.18)	0.41	1.83

Total from Investment Operations	2.18	2.72	(2.81)	(0.18)	0.41	1.77

LESS DISTRIBUTIONS TO COMMON SHAREHOLDERS
From Net Realized Gain on Investments	(0.12)	(0.02)	(0.01)	(0.31)	–	–

Total Distributions	(0.12)	(0.02)	(0.01)	(0.31)	–	–

Net Asset Value, End of Period	$10.82	$8.76	$6.06	$8.88	$9.37	$8.96

Total Return(4)	24.88%	45.00%	(31.66)%	(2.15)%	4.58%	24.62%
RATIOS TO AVERAGE NET ASSETS
Net Expenses	1.32%	1.42%(5)	1.38%	1.39%	1.40%	1.59%
Net Investment Loss	(0.36)%	(0.74)%(5)	(0.48)%	(0.45)%	(0.17)%	(0.83)%
Expense Waiver/Reimbursement(6)	–	0.06%(5)	0.16%	0.15%	0.19%	0.28%
Net Assets Value End of Period (000 omitted)	$70,765	$54,127	$33,808	$43,680	$38,897	$30,492
Portfolio Turnover Rate	101%	80%	84%	78%	55%	84%

(1)

Effective March 17, 2009, the Fund’s Board of Trustees approved changing the fiscal year-end of the Trust from January 31 to December 31, 2009, as presented above, represents February 1, 2009 through December 31, 2009.

(2)	Beginning with the year ended January 31, 2007, the Funds were audited by Tait, Weller & Baker LLP. The previous years were audited by another independent registered public accounting firm.
(3)	Per share numbers have been calculated using the average shares method.
(4)	Based on net asset value, which does not reflect the sales charge, contingent deferred sales charge or redemption fee, if applicable. Total return not annualized for periods less than one full year.
(5)	Ratios for periods of less than a year are annualized.
(6)	This expense decrease is reflected in both the net expense and the net investment income (loss) ratios shown.

See Notes which are an integral part of the Financial Statements.

Annual Report | December 31, 2010	41

Financial Highlights

WesMark Growth Fund

	For the Year Ended December 31, 2010	Period Ended December 31, 2009(1)	For the Year Ended January 31, 2009	For the Year Ended January 31, 2008	For the Year Ended January 31, 2007(2)	For the Year Ended January 31, 2006

PER COMMON SHARE OPERATING PERFORMANCE

Net Asset Value Beginning of Period	$11.32	$8.44	$12.90	$13.84	$13.85	$12.37

Income (Loss) from Investment Operations:
Net Investment Income	0.04	0.08	0.07	0.07	0.07	0.01
Net Realized and Unrealized Gain (Loss) on investments	2.13	2.88	(4.39)	0.28	0.67	1.48

Total from Investment Operations	2.17	2.96	(4.32)	0.35	0.74	1.49

LESS DISTRIBUTIONS TO COMMON SHAREHOLDERS

From Net Investment Income	(0.04)	(0.08)	(0.07)	(0.09)	(0.05)	(0.01)
From Net Realized Gain on Investments	–	–	(0.07)	(1.20)	(0.70)	–

Total Distributions	(0.04)	(0.08)	(0.14)	(1.29)	(0.75)	(0.01)

Net Asset Value, End of Period	$13.45	$11.32	$8.44	$12.90	$13.84	$13.85

Total Return(3)	19.23%	35.18%	(33.75)%	2.22%	5.43%	12.01%

RATIOS TO AVERAGE NET ASSETS

Net Expenses	1.19%	1.24%(4)	1.25%	1.26%	1.24%	1.28%
Net Investment Income	0.35%	0.88%(4)	0.64%	0.49%	0.50%	0.08%
Expense Waiver/ Reimbursement(5)	–	0.00(4)(6)	0.01%	0.01%	0.01%	0.01%
Net Assets Value End of Period (000 omitted)	$275,893	$230,006	$173,142	$258,407	$269,943	$269,575
Portfolio Turnover Rate	87%	58%	91%	112%	83%	76%

(1)

Effective March 17, 2009, the Fund’s Board of Trustees approved changing the fiscal year-end of the Trust from January 31 to December 31, 2009, as presented above, represents February 1, 2009 through December 31, 2009.

(2)	Beginning with the year ended January 31, 2007, the Funds were audited by Tait, Weller & Baker LLP. The previous years were audited by another independent registered public accounting firm.
(3)	Based on net asset value, which does not reflect the sales charge, contingent deferred sales charge or redemption fee, if applicable. Total return not annualized for periods less than one full year.
(4)	Ratios for periods of less than a year are annualized.
(5)	This expense decrease is reflected in both the net expense and the net investment income (loss) ratios shown.
(6)	Less than 0.005%.

See Notes which are an integral part of the Financial Statements.

42	www.wesmarkfunds.com

Financial Highlights

WesMark Balanced Fund

	For the Year Ended December 31, 2010	Period Ended December 31, 2009(1)	For the Year Ended January 31, 2009	For the Year Ended January 31, 2008	For the Year Ended January 31, 2007(2)	For the Year Ended January 31, 2006
PER COMMON SHARE OPERATING PERFORMANCE

Net Asset Value Beginning of Period	$9.31	$7.58	$10.08	$9.97	$9.47	$8.87

Income (Loss) from Investment Operations:
Net Investment Income	0.15	0.14	0.16	0.16	0.14	0.11
Net Realized and Unrealized Gain (Loss) on investments	0.95	1.72	(2.22)	0.26	0.50	0.60

Total from Investment Operations	1.10	1.86	(2.06)	0.42	0.64	0.71

LESS DISTRIBUTIONS TO COMMON SHAREHOLDERS

From Net Investment Income	(0.18)	(0.13)	(0.16)	(0.16)	(0.14)	(0.11)
From Net Realized Gain on Investments	–	–	(0.28)	(0.15)	–	–

Total Distributions	(0.18)	(0.13)	(0.44)	(0.31)	(0.14)	(0.11)

Net Asset Value, End of Period	$10.23	$9.31	$7.58	$10.08	$9.97	$9.47

Total Return(3)	11.90%	24.81%	(21.23)%	4.19%	6.85%	8.11%

RATIOS TO AVERAGE NET ASSETS

Net Expenses	1.32%	1.43%(4)	1.44%	1.41%	1.40%	1.45%
Net Investment Income	1.54%	1.82%(4)	1.74%	1.54%	1.51%	1.28%
Expense Waiver/Reimbursement(5)	–	0.01%(4)	0.10%	0.02%	0.03%	0.03%
Net Assets Value End of Period (000 omitted)	$59,780	$51,434	$42,318	$55,969	$55,373	$53,524
Portfolio Turnover Rate	59%	35%	52%	85%	63%	76%

(1)

Effective March 17, 2009, the Fund’s Board of Trustees approved changing the fiscal year-end of the Trust from January 31 to December 31, 2009, as presented above, represents February 1, 2009 through December 31, 2009.

(2)	Beginning with the year ended January 31, 2007, the Funds were audited by Tait, Weller & Baker LLP. The previous years were audited by another independent registered public accounting firm.
(3)	Based on net asset value, which does not reflect the sales charge, contingent deferred sales charge or redemption fee, if applicable. Total return not annualized for periods less than one full year.
(4)	Ratios for periods of less than a year are annualized.
(5)	This expense decrease is reflected in both the net expense and the net investment income (loss) ratios shown.

See Notes which are an integral part of the Financial Statements.

Annual Report | December 31, 2010	43

Financial Highlights

WesMark Government Bond Fund

	For the Year Ended December 31, 2010	Period Ended December 31, 2009(1)	For the Year Ended January 31, 2009	For the Year Ended January 31, 2008	For the Year Ended January 31, 2007(2)	For the Year Ended January 31, 2006
PER COMMON SHARE OPERATING PERFORMANCE

Net Asset Value Beginning of Period	$10.09	$10.01	$9.97	$9.67	$9.70	$9.95

Income (Loss) from Investment Operations:
Net Investment Income	0.26	0.32	0.41	0.42	0.40	0.33
Net Realized and Unrealized Gain (Loss) on investments	0.04	0.09	0.05	0.30	(0.03)	(0.24)

Total from Investment Operations	0.30	0.41	0.46	0.72	0.37	0.09

LESS DISTRIBUTIONS TO COMMON SHAREHOLDERS

From Net Investment Income	(0.26)	(0.33)	(0.42)	(0.42)	(0.40)	(0.33)
From Net Realized Gain on Investments	(0.04)	–	–	–	–	(0.01)

Total Distributions	(0.30)	(0.33)	(0.42)	(0.42)	(0.40)	(0.34)

Net Asset Value, End of Period	$10.09	$10.09	$10.01	$9.97	$9.67	$9.70

Total Return(3)	2.96%	4.13%	4.70%	7.68%	3.91%	0.98%

RATIOS TO AVERAGE NET ASSETS

Net Expenses	1.02%	1.07%(4)	1.11%	1.10%	1.10%	1.11%
Net Investment Income	2.57%	3.46%(4)	4.19%	4.34%	4.17%	3.40%
Expense Waiver/Reimbursement(5)	–	0.00(4)(6)	0.01%	0.01%	0.01%	0.01%
Net Assets Value End of Period (000 omitted)	$255,299	$238,343	$204,748	$200,422	$192,918	$192,435
Portfolio Turnover Rate	60%	42%	24%	35%	70%	99%

(1)

Effective March 17, 2009, the Fund’s Board of Trustees approved changing the fiscal year-end of the Trust from January 31 to December 31, 2009, as presented above, represents February 1, 2009 through December 31, 2009.

(2)	Beginning with the year ended January 31, 2007, the Funds were audited by Tait, Weller & Baker LLP. The previous years were audited by another independent registered public accounting firm.
(3)	Based on net asset value, which does not reflect the sales charge, contingent deferred sales charge or redemption fee, if applicable. Total return not annualized for periods less than one full year.
(4)	Ratios for periods of less than a year are annualized.
(5)	This expense decrease is reflected in both the net expense and the net investment income (loss) ratios shown.
(6)	Less than 0.005%.

See Notes which are an integral part of the Financial Statements.

44	www.wesmarkfunds.com

Financial Highlights

WesMark West Virginia Municipal Bond Fund

	For the Year Ended December 31, 2010	Period Ended December 31, 2009(1)	For the Year Ended January 31, 2009	For the Year Ended January 31, 2008	For the Year Ended January 31, 2007(2)	For the Year Ended January 31, 2006
PER COMMON SHARE OPERATING PERFORMANCE

Net Asset Value Beginning of Period	$10.31	$10.02	$10.39	$10.35	$10.38	$10.57

Income (Loss) from Investment Operations:
Net Investment Income	0.35	0.32	0.35	0.34	0.34	0.32
Net Realized and Unrealized Gain (Loss) on investments	(0.15)	0.29	(0.37)	0.04	(0.03)	(0.18)

Total from Investment Operations	0.20	0.61	(0.02)	0.38	0.31	0.14

LESS DISTRIBUTIONS TO COMMON SHAREHOLDERS

From Net Investment Income	(0.34)	(0.32)	(0.35)	(0.34)	(0.34)	(0.32)
From Net Realized Gain on Investments	(0.02)	–	–	–	–	(0.01)

Total Distributions	(0.36)	(0.32)	(0.35)	(0.34)	(0.34)	(0.33)

Net Asset Value, End of Period	$10.15	$10.31	$10.02	$10.39	$10.35	$10.38

Total Return(3)	1.94%	6.13%	(0.12)%	3.78%	3.05%	1.30%

RATIOS TO AVERAGE NET ASSETS

Net Expenses	0.97%	1.07%(4)	1.12%	1.14%	1.11%	1.13%
Net Investment Income	3.35%	3.41%(4)	3.50%	3.35%	3.32%	3.07%
Expense Waiver/Reimbursement(5)	0.10%	0.10%(4)	0.10%	0.10%	0.10%	0.10%
Net Assets Value End of Period (000 omitted)	$86,642	$85,600	$77,436	$70,709	$69,954	$72,825
Portfolio Turnover Rate	22%	7%	16%	6%	10%	19%

(1)

Effective March 17, 2009, the Fund’s Board of Trustees approved changing the fiscal year-end of the Trust from January 31 to December 31, 2009, as presented above, represents February 1, 2009 through December 31, 2009.

(2)	Beginning with the year ended January 31, 2007, the Funds were audited by Tait, Weller & Baker LLP. The previous years were audited by another independent registered public accounting firm.
(3)	Based on net asset value, which does not reflect the sales charge, contingent deferred sales charge or redemption fee, if applicable. Total return not annualized for periods less than one full year.
(4)	Ratios for periods of less than a year are annualized.
(5)	This expense decrease is reflected in both the net expense and the net investment income (loss) ratios shown.

See Notes which are an integral part of the Financial Statements.

Annual Report | December 31, 2010	45

Notes to Financial Statements

December 31, 2010

1. ORGANIZATION

WesMark Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust consists of five portfolios (individually referred to as the “Fund”, or collectively as the “Funds”) which are presented herein:

Portfolio Name	Diversification	Investment Objective
WesMark Small Company Growth Fund	Diversified	To achieve capital appreciation
(“Small Company Growth Fund”)
WesMark Growth Fund (“Growth Fund”)	Diversified	To achieve capital appreciation
WesMark Balanced Fund (“Balanced Fund”)	Diversified	To achieve capital appreciation and income
WesMark Government Bond Fund (“Government Bond Fund”)	Diversified	To achieve high current income consistent with preservation of capital
WesMark West Virginia Municipal Bond Fund (“West Virginia Municipal Bond Fund”)	Non-diversified	To achieve current income which is exempt from federal income tax and income taxes imposed by the State of West Virginia

The assets of each Fund are segregated and a shareholder’s interest is limited to the Fund in which shares are held. Each Fund pays its own expenses.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with generally accepted accounting principles (“GAAP”) in the United States of America.

The accompanying financial statements were prepared in accordance with GAAP in the United States, which require the use of estimates made by management of the Funds. Actual results could differ from those estimated.

Investment Valuation – In calculating its net asset value (NAV), the Funds generally value investments as follows:

››	Equity securities listed on an exchange or traded through a regulated market system are valued at their last reported sale price or official closing price on their principal exchange or market.
››

Fixed-income securities acquired with remaining maturities greater than 60 days are fair valued using price evaluations provided by a pricing service approved by the Board of Trustees (the “Trustees”).

››	Fixed-income securities acquired with remaining maturities of 60 days or less are valued at their cost (adjusted for the accretion of any discount or amortization of any premium).
››	Shares of other mutual funds are valued based upon their reported NAVs.

If the Funds cannot obtain a price or price evaluation from a pricing service for an investment, the Funds may attempt to value the investment based upon the mean of bid and asked quotations or fair value the investment based on price evaluations, from one or more dealers. If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, the Funds use the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Funds could purchase or sell an investment at the price used to calculate the Funds’ NAVs.

Fair Valuation and Significant Events Procedures – The Trustees have authorized the use of pricing services to provide evaluations of the current fair value of certain investments for purposes of calculating the NAV. Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers, and general market conditions. The Funds normally use mid evaluations (a price evaluation indicative of a price between the bid and asked prices for an investment) for fixed-income securities. In the event that market quotations and price evaluations are not available for an investment, the fair value of the investment is determined in accordance with procedures adopted by the Trustees.

The Trustees also have adopted procedures requiring an investment to be priced at its fair value whenever the Adviser determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment’s value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Examples of significant events that may occur after the close of the principal market on which a security is traded, or after the time of a price evaluation provided by a pricing service or a dealer, include:

››	With respect to securities traded in foreign markets, significant trends in U.S. equity markets or in the trading of foreign securities index futures or options contracts;

46	www.wesmarkfunds.com

Notes to Financial Statements

December 31, 2010

››

With respect to price evaluations of fixed-income securities determined before the close of regular trading on the NYSE, actions by the Federal Reserve Open Market Committee and other significant trends in U.S. fixed-income markets;

››	Political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded; and
››

Announcements concerning matters such as acquisitions, recapitalizations, litigation developments, a natural disaster affecting the issuer’s operations or regulatory changes or market developments affecting the issuer’s industry.

The Funds may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the Funds will determine the fair value of the investment using another method approved by the Trustees.

Fair value is defined as the price that a Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy has been established to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

Level 1—	Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access at the measurement date.

Level 2—

Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3—

Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The following is a summary of the inputs used as of December 31, 2010 in valuing the Funds’ investments carried at fair value:

WesMark Small Company Growth Fund

Investments in Securities at Value*	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks	$64,654,271	$–	$–	$64,654,271
Short Term Investments	2,219,920	3,999,336	–	6,219,256
Total	$66,874,191	$3,999,336	$–	$70,873,527

WesMark Growth Fund

Investments in Securities at Value*	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks	$242,003,025	$–	$–	$242,003,025
Closed-End Funds	2,822,000	–	–	2,822,000
Exchange Traded Funds	11,366,500	–	–	11,366,500
Short Term Investments	8,833,947	9,998,340	–	18,832,287
Total	$265,025,472	$9,998,340	$–	$275,023,812

Annual Report | December 31, 2010	47

Notes to Financial Statements

December 31, 2010

WesMark Balanced Fund

Investments in Securities at Value*	Level 1 -Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks	$35,595,816	$–	$–	$35,595,816
Closed-End Funds	163,500	–	–	163,500
Exchange Traded Funds	1,835,554	–	–	1,835,554
Preferred Stocks	2,008,585	–	–	2,008,585
Convertible Corporate Bonds	–	503,125	–	503,125
Corporate Bonds	–	6,490,529	–	6,490,529
U.S. Government Agency - Collateralized Mortgage Obligations	–	908,368	–	908,368
U.S. Government Agency - Mortgage Backed Securities	–	1,786,815	–	1,786,815
U.S. Government Agency Securities	–	3,137,539	–	3,137,539
Municipal Bonds	–	5,001,684	–	5,001,684
Short Term Investments	2,132,355	–	–	2,132,355
Total	$41,735,810	$17,828,060	$–	$59,563,870

WesMark Government Bond Fund

Investments in Securities at Value*	Level 1 -Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
U.S. Government Agency - Collateralized Mortgage Obligations	$–	$73,840,336	$–	$73,840,336
U.S. Government Agency - Mortgage Backed Securities	–	60,457,172	–	60,457,172
U.S. Government Agency Securities	–	66,710,190	–	66,710,190
U.S. Treasury Notes	–	9,434,380	–	9,434,380
Municipal Bonds	–	40,385,873	–	40,385,873
Short Term Investments	2,994,673	–	–	2,994,673
Total	$2,994,673	$250,827,951	$–	$253,822,624

WesMark West Virginia Municipal Bond Fund

Investments in Securities at Value*	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Municipal Bonds	$–	$85,097,170	$–	$85,097,170
Short Term Investments	754,816	–	–	754,816
Total	$754,816	$85,097,170	$–	$85,851,986

All securities of the Funds were valued using either Level 1 or Level 2 inputs during the year ended December 31, 2010. Thus a reconciliation of assets in which significant unobservable inputs (Level 3) were used is not applicable for the Funds.

*For detailed descriptions of sector and/or geography classifications, see the accompanying Portfolio of Investments.

New Accounting Pronouncement: – In January 2010, the Financial Accounting Standards Board issued Accounting Standards Update “Improving Disclosures about Fair Value Measurements” (“ASU”). The ASU requires enhanced disclosures about a) transfers into and out of Levels 1 and 2, and b) purchases, sales, issuances, and settlements on a gross basis relating to Level 3 measurements.

The first disclosure is effective for the first reporting period beginning after December 15, 2009, and for interim periods within those fiscal years. There were no significant transfers in to and out of Levels 1 and 2 during the current period presented.

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Notes to Financial Statements

December 31, 2010

The second disclosure will become effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years. Management is currently evaluating the impact this disclosure may have on the Funds’ financial statements.

Investment Income, Expenses and Distributions – Investment transactions are accounted for on a trade-date basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Foreign dividends are recorded on the ex-dividend date or when the Fund is informed of the ex-dividend date. Distributions of net investment income, if any, for the Small Company Growth Fund and Growth Fund are declared and paid quarterly. Distributions of net investment income for the Balanced Fund are declared and paid monthly, and distributions of net investment income for the Government Bond Fund and West Virginia Municipal Bond Fund are declared daily and paid monthly. Non-cash dividends included in dividend income, if any, are recorded at fair value.

Premium and Discount Amortization/Paydown Gains and Losses – All premiums and discounts on fixed-income securities are amortized/accreted for financial statement purposes. Gains and losses realized on principal payment of mortgage-backed securities (paydown gains and losses) are classified as part of investment income.

Federal Taxes – It is each Fund’s policy to comply with the Subchapter M provision of the Internal Revenue Code (the “Code”) and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary. As of, and during the year ended, December 31, 2010, the Funds did not have a liability for any uncertain tax positions. The Funds recognize interest and penalties, if any, related to tax liabilities as income tax expense in the Statements of Operations. As of December 31, 2010, tax years ended January 31, 2008 through 2009, the period ended December 31, 2009, and the year ended December 31, 2010, remain subject to examination by the Funds’ major tax jurisdictions, which include the United States of America and the Commonwealth of Massachusetts.

The Funds may be subject to taxes imposed by governments of countries in which they invest. Such taxes are generally based on either income or gains earned or repatriated. The Funds accrue and apply such taxes to net investment income, net realized gains and net unrealized gains as income gains are earned.

When-Issued and Delayed Delivery Transactions – The Funds may engage in when-issued or delayed delivery transactions. The Funds record when-issued securities on the trade date and maintain security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Restricted Securities – Restricted securities are securities that either: (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933; or (b) are subject to contractual restrictions on public sales. In some cases, when a security cannot be offered for public sale without first being registered, the issuer of the restricted security has agreed to register such securities for resale, at the issuer’s expense, either upon demand by the Funds or in connection with another registered offering of the securities. Many such restricted securities may be resold in the secondary market in transactions exempt from registration. Restricted securities may be determined to be liquid under criteria established by the Trustees. The Funds will not incur any registration costs upon such resales. The Funds’ restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, at the fair value as determined in accordance with procedures established by and under the general supervision of the Trustees.

Annual Report | December 31, 2010	49

Notes to Financial Statements

December 31, 2010

3. SHARES OF BENEFICIAL INTEREST

The following tables summarize share activity:

	For the Year Ended December 31, 2010	For the Period Ended December 31, 2009(1)	For the Year Ended January 31, 2009
WesMark Small Company Growth Fund
Shares sold	892,317	1,271,028	1,133,093
Shares issued to shareholders in payment of distributions declared	20,263	4,901	1,880
Shares redeemed	(553,320)	(671,931)	(477,708)

Net increase resulting from share transactions	359,260	603,998	657,265

Common shares outstanding, end of period	6,539,257	6,179,997	5,575,999

	For the Year Ended December 31, 2010	For the Period Ended December 31, 2009(1)	For the Year Ended January 31, 2009
WesMark Growth Fund	2,401,463	1,976,149	2,554,481
Shares sold
Shares issued to shareholders in payment of distributions declared	28,517	68,064	115,309
Shares redeemed	(2,245,812)	(2,245,820)	(2,177,224)

Net increase/(decrease) resulting from share transactions	184,168	(201,607)	492,566

Common shares outstanding, end of period	20,505,227	20,321,059	20,522,666

	For the Year Ended December 31, 2010	For the Period Ended December 31, 2009(1)	For the Year Ended January 31, 2009
WesMark Balanced Fund
Shares sold	853,696	660,223	810,826
Shares issued to shareholders in payment of distributions declared	17,648	16,610	51,465
Shares redeemed	(553,832)	(729,781)	(834,939)

Net increase/(decrease) resulting from share transactions	317,512	(52,948)	27,352

Common shares outstanding, end of period	5,844,510	5,526,998	5,579,946

	For the Year Ended December 31, 2010	For the Period Ended December 31, 2009(1)	For the Year Ended January 31, 2009
WesMark Government Bond Fund
Shares sold	4,614,410	5,252,527	2,426,341
Shares issued to shareholders in payment of distributions declared	152,455	141,875	170,103
Shares redeemed	(3,093,655)	(2,224,623)	(2,232,991)

Net increase resulting from share transactions	1,673,210	3,169,779	363,453

Common shares outstanding, end of period	25,301,008	23,627,798	20,458,019

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Notes to Financial Statements

December 31, 2010

	For the Year Ended December 31, 2010	For the Period Ended December 31, 2009(1)	For the Year Ended January 31, 2009
WesMark West Virginia Municipal Bond Fund
Shares sold	1,210,016	1,314,005	1,542,894
Shares issued to shareholders in payment of distributions declared	38,568	30,449	26,847
Shares redeemed	(1,016,564)	(771,807)	(646,154)
Net increase resulting from share transactions	232,020	572,647	923,587
Common shares outstanding, end of period	8,536,396	8,304,376	7,731,729

(1)

Effective March 17, 2009, the Funds’ Board of Trustees approved changing the fiscal year-end of the Trust from January 31 to December 31. The period ended December 31, 2009, as presented above, represents February 1, 2009 through December 31, 2009.

4. FEDERAL TAX INFORMATION

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are due in part to partnership adjustments and net operating loss. For the period ended December 31, 2010, permanent differences identified and reclassified among the components of net assets were as follows:

	Increase/(Decrease)
Fund Name	Paid in Capital	Undistributed Net Investment Income/(Loss)	Accumulated Net Realized Gain/(Loss)
Small Company Growth Fund	$(287,689)	$217,276	$70,413
Growth Fund	$(5,783)	$(141,093)	$146,876
Balanced Fund	$(1,060)	$127,814	$(126,754)
Government Bond Fund	$(133,914)	$(41,362)	$175,276
West Virginia Municipal Bond Fund	$—	$(60,027)	$60,027

Included in the amounts reclassified for Small Company Growth Fund was a net operating loss offset to paid in capital of $289,076.

Net investment income (loss), net realized gains (losses), and net assets were not affected by this reclassification.

For federal income tax purposes, the following amounts apply as of December 31, 2010:

Fund Name	Cost of Investments	Gross unrealized appreciation (excess of value over tax cost)	Gross unrealized depreciation (excess of tax cost over value)	Net unrealized appreciation/ (depreciation)
Small Company Growth Fund	$ 56,650,817	$ 14,797,606	$ (574,896)	$ 14,222,710
Growth Fund	229,552,843	47,099,076	(1,628,107)	45,470,969
Balanced Fund	51,339,083	8,882,548	(657,761)	8,224,787
Government Bond Fund	248,732,782	6,108,192	(1,018,350)	5,089,842
West Virginia Municipal Bond Fund	85,695,943	1,634,304	(1,478,261)	156,043

The difference between book-basis and tax-basis net unrealized appreciation/depreciation is attributable to differing treatments for the deferral of losses on wash sales and discount accretion/ premium amortization on debt securities.

Annual Report | December 31, 2010	51

Notes to Financial Statements

December 31, 2010

The tax character of distributions as reported on the Statements of Changes in Net Assets for the years ended December 31, 2010 and December 31, 2009 was as follows:

	For Period Ended December 31, 2010

Fund Name	Tax-Exempt Income	Ordinary Income*	Long-Term Capital Gains	Total

Small Company Growth Fund	$—	$—	$784,170	$784,170

Growth Fund	$—	$852,377	$—	$852,377

Balanced Fund	$—	$999,851	$—	$999,851

Government Bond Fund	$—	$6,606,680	$647,153	$7,253,833

West Virginia Municipal Bond Fund	$2,847,713	$18,355	$177,612	$3,043,680

* For tax purposes short-term capital gain distributions are considered ordinary income distributions.

	For Period Ended December 31, 2009

Fund Name	Tax-Exempt Income	Ordinary Income*	Long-Term Capital Gains	Total

Small Company Growth Fund	$—	$97,024	$—	$97,024

Growth Fund	$—	$1,636,235	$—	$1,636,235

Balanced Fund	$—	$753,558	$—	$753,558

Government Bond Fund	$—	$6,976,816	$—	$6,976,816

West Virginia Municipal Bond Fund	$2,465,806	$5,781	$—	$2,471,587

* For tax purposes short-term capital gain distributions are considered ordinary income distributions.

As of December 31, 2010, the components of distributable earnings on a tax basis were as follows:

Fund Name	Undistributed Tax-Exempt Income	Undistributed Ordinary Income	Unrealized Appreciation/ (Depreciation)	Other Temporary Adjustments	Accumulated Capital Gains/(Losses)

Small Company Growth Fund	$—	$—	$14,222,710	$—	$2,649,152

Growth Fund	$—	$21,379	$45,470,969	$—	$(16,384,394)

Balanced Fund	$—	$7,180	$8,224,787	$(1,495)	$(2,763,795)

Government Bond Fund	$—	$—	$5,089,842	$(13,300)	$—

West Virginia Municipal Bond Fund	$—	$—	$156,043	$—	$23,337

At December 31, 2010, the Funds had capital loss carryforwards which will reduce the Funds’ taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Funds of any liability for federal tax. Pursuant to the Code, such capital loss carryforwards will expire as follows:

Fund Name	2017	Total

Growth Fund	$16,384,394	$16,384,394

Balanced Fund	$2,763,795	$2,763,795

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Notes to Financial Statements

December 31, 2010

The Small Company Growth Fund, Growth Fund, Balanced Fund, Government Bond Fund and the West Virginia Municipal Bond Fund used capital loss carryforwards of $4,343,630, $17,809,637, $1,373,804, $1,514,389, and $69,322, respectively, to offset taxable capital gains realized during the year ended December 31, 2010.

Under current tax regulations, capital losses on securities transactions realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year.

As of December 31, 2010, for federal income tax purposes, the Government Bond Fund elected to defer post-October losses of $13,300 to December 31, 2011.

5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser Fee – WesBanco Investment Department is the Funds’ investment adviser (the “Adviser”). The advisory agreement between the Funds and the Adviser provides for an annual fee equal to the percentage of each Fund’s average daily net assets as follows:

Fund Name	Investment Adviser Fee Percentage

Small Company Growth Fund	0.75%

Growth Fund	0.75%

Balanced Fund	0.75%

Government Bond Fund	0.60%

West Virginia Municipal Bond Fund	0.60%

The Adviser may voluntarily waive a portion of its fee or reimburse a Fund for certain operating expenses.

For the year ended December 31, 2010, the Adviser waived the following fees. This waiver may only be terminated by agreement of the Board of Trustees.

Fund Name	Adviser Fee Waiver

West Virginia Municipal Bond Fund	$87,264

Administrative Fee – ALPS Fund Services, Inc. (“ALPS”) provides the Funds with certain administrative personnel and services. The fees paid to ALPS are based on an annual rate of 0.07% the daily average aggregate net assets of the Trust for the period, subject to a $650,000 annual minimum (on the Trust level).

Distribution (12b-1) Fee – ALPS Distributors, Inc. (“ADI”) serves as the Funds’ distributor.

The Funds’ Trustees previously adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the Act. Under the terms of the Plan the Funds could have compensated the distributor from the net assets of the Funds to finance activities intended to result in sale of each Fund’s shares. The Plan specified that the Funds may have incurred distribution expenses at 0.25% of the daily net assets of each Fund. The Plan expired on August 31, 2007 and the Funds Trustees did not approve its renewal.

Shareholder Services Fee – Under the terms of a Shareholder Services Agreements with WesBanco Bank (“WesBanco”) and other financial institutions, the Funds may pay WesBanco, or other financial institutions up to 0.25% of average daily net assets. The fee is used to finance certain services for shareholders and to maintain shareholder accounts. WesBanco and the financial institutions may voluntarily choose to waive any portion of its fee. WesBanco and the financial institutions can modify or terminate this voluntary waiver at any time at their sole discretion.

Effective August 1, 2009, the voluntary fee waiver for the Small Company Growth Fund, which was set at an annual rate of 0.10% of average daily net assets of the Fund, was discontinued. For the year ended December 31, 2010, WesBanco did not waive any of these fees.

Recordkeeping Fee – The Funds may pay Recordkeeping Fees on an average net assets basis or on a per account per year basis to financial intermediaries for providing recordkeeping services to the Funds and shareholders.

Custodian Fees – WesBanco is the Funds’ custodian. The custodian fee paid to WesBanco is based on the level of each Fund’s average daily net assets for the period, plus out-of-pocket expenses. WesBanco may voluntarily choose to waive any portion of its fee. WesBanco can modify or terminate this voluntary waiver at any time at its sole discretion.

General – Certain Officers and Trustees of the Funds are Officers and Directors or Trustees of the above companies.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations, for the year ended December 31, 2010, were as follows:

Fund Name	Purchases	Sales

WesMark Small Company Growth Fund	$55,829,400	$57,278,819

WesMark Growth Fund	198,186,228	206,705,867

WesMark Balanced Fund	29,730,610	27,918,736

Annual Report | December 31, 2010	53

Notes to Financial Statements

December 31, 2010

Fund Name	Purchases	Sales
WesMark Government
Bond Fund	103,597,032	91,275,689
WesMark West Virginia
Municipal Bond Fund	22,862,326	18,224,136

Purchases and Sales of U.S. government securities, other than short-term securities, for the year ended December 31, 2010, were as follows:

Fund Name	Purchases	Sales
WesMark Growth Fund	$—	$4,603,010
WesMark Balanced Fund	2,694,500	2,288,516
WesMark Government
Bond Fund	55,840,672	52,904,329
7. CONCENTRATION OF RISK

Since the West Virginia Municipal Bond Fund invests a substantial portion of its assets in issuers located in one state, it will be more susceptible to factors adversely affecting issuers of that state than would be a comparable tax-exempt mutual fund that invests nationally. In order to reduce the credit risk associated with such factors, at December 31, 2010, 65.5% of the securities in the portfolio were backed by letters of credit, bond insurance of various financial institutions, or financial guaranty assurance agencies.

Additionally, the Funds may invest a portion of their assets in securities of companies that are deemed by the Funds’ management to be classified in similar business sectors. The economic developments within a particular sector may have an adverse effect on the ability of issuers to meet their obligations. Additionally, economic developments may have an effect on the liquidity and volatility of portfolio securities.

8. SUBSEQUENT EVENTS

Management has performed a review for subsequent events through the date this report was issued. There were no additional reportable events for the Funds, other than information disclosed above, as a result of their review.

9. FEDERAL TAX INFORMATION (UNAUDITED)

For the year ended December 31, 2010, 99.36% of the distributions from net investment income for West Virginia Municipal Bond Fund is exempt from federal income tax.

Of the ordinary income (including short-term capital gain) distributions made by the Funds during the year ended December

31, 2010, the percentages qualifying for the dividend received deduction available to corporate shareholders are as follows:

Fund Name	Percentage
Growth Fund	100.00%
Balanced Fund	59.59%

For the fiscal year ended December 31, 2010, the following percentages of total ordinary dividends paid by the Funds are qualifying dividends which may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Act of 2003. Complete information will be reported in conjunction with the reporting of your distributions on Form 1099-DIV. The percentages were as follows:

Fund Name	Percentage
Growth Fund	100.00%
Balanced Fund	64.12%

54	www.wesmarkfunds.com

Report of Independent Registered Public Accounting Firm

TO THE SHAREHOLDERS AND BOARD OF TRUSTEES OF WESMARK FUNDS

We have audited the accompanying statements of assets and liabilities, including the portfolio of investments of the WesMark Small Company Growth Fund, WesMark Growth Fund, WesMark Balanced Fund, WesMark Government Bond Fund and WesMark West Virginia Municipal Bond Fund, each a series of the WesMark Funds (the “Trust”), as of December 31, 2010, and the related statements of operations for the year then ended, the statements of changes in net assets for the year then ended, for the period February 1, 2009 to December 31, 2009, and for the year ended January 31, 2009 and the financial highlights for the year then ended, for the period February 1, 2009 to December 31, 2009 and for each of the three years in the period ended January 31, 2009. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended January 31, 2006 have been audited by other auditors, whose report dated March 20, 2006 expressed an unqualified opinion on such financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the WesMark Funds as of December 31, 2010, the results of their operations, the changes in their net assets and their financial highlights for the periods indicated above, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania

February 25, 2011

Annual Report | December 31, 2010	55

Shareholder Expense Example

December 31, 2010

As a shareholder of a Fund, you incur ongoing costs, including management fees and to the extent applicable, shareholder services fees and other Fund expenses. This example is intended to help you to understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2010 to June 30, 2010.

ACTUAL EXPENSES

The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table below provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Funds with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value July 1, 2010	Ending Account Value December 31, 2010	Expense Paid During Period(1)	Net Expense Ratios(2)
WesMark Small Company Growth Fund
Actual Fund Return	$1,000.00	$1,282.50	$7.65	1.33%
Hypothetical Fund Return (assuming a 5% return before expenses)	$1,000.00	$1,018.51	$6.76	1.33%
WesMark Growth Fund
Actual Fund Return	$1,000.00	$1,275.30	$6.80	1.19%
Hypothetical Fund Return (assuming a 5% return before expenses)	$1,000.00	$1,019.22	$6.04	1.19%
WesMark Balanced Fund
Actual Fund Return	$1,000.00	$1,161.10	$7.27	1.34%
Hypothetical Fund Return (assuming a 5% return before expenses)	$1,000.00	$1,018.48	$6.79	1.34%
WesMark Government Bond Fund
Actual Fund Return	$1,000.00	$999.20	$5.09	1.01%
Hypothetical Fund Return (assuming a 5% return before expenses)	$1,000.00	$1,020.12	$5.14	1.01%
WesMark West Virginia Municipal Bond Fund
Actual Fund Return	$1,000.00	$996.90	$4.86	0.97%
Hypothetical Fund Return (assuming a 5% return before expenses)	$1,000.00	$1,020.34	$4.91	0.97%

(1)	Expenses are equal to the Funds’ annualized net expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the six month period).
(2)	Annualized, based on the Portfolio’s most recent fiscal half year expenses.

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Board of Trustees and Trust Officers

December 31, 2010 (Unaudited)

The Board is responsible for managing the Trust’s business affairs and for exercising all the Trust’s powers except those reserved for the shareholders. The following tables give information about each Board member and the senior officers of the Funds as of January 31, 2010. Where required, the tables separately list Board members who are “interested persons” of the Funds (i.e., “Interested” Board members) and those who are not (i.e., “Independent” Board members). The WesMark Fund Complex consists of one Investment Company (comprising five portfolios). Unless otherwise noted, each Officer is elected annually; each Board member oversees all portfolios in the WesMark Fund Complex; and serves for an indefinite term.

Principal Occupations Held in the Past Five Years,
Name*, Age, Date Service Began	Other Directorships Held and Previous Positions
Interested Trustee
Robert E. Kirkbride* Age: 71	Principal Occupations: Paid Consultant to the Executive Loan Committee of WesBanco Bank, Inc.; Officer and Director, Ohio Valley Land Company (real estate development); Officer, Christy & Associates (real estate development and investment management); Director, The Mountain Company (holding company);
CHAIRMAN AND TRUSTEE Began Serving: September 2004	Director, The Laurel Management Group (holding company); Director and Officer, Thunder Corporation (oil and gas production).

Principal Occupations Held in the Past Five Years,
Name*, Age, Date Service Began	Other Directorships Held and Previous Positions
Independent Trustees
Lawrence E. Bandi Age: 56	Principal Occupations: VP/Chief Financial Officer, MPD Corporation (Property Management), Wheeling, WV

TRUSTEE Began Serving: September 2004	Other Directorships: Special Wish Foundation, United Way of the Upper Ohio Valley; Wheeling Convention and Visitors Bureau, Catholic Charities West Virginia, Inc., Welty Corporation, Wheeling National Heritage Area Corporation.

Previous Positions: President and Chief Executive Officer, Valley National Gases, Inc.; Chief Financial Officer & Vice President West Virginia Northern Community College.
Mark M. Gleason Age: 60	Principal Occupation: Managing Director, Gleason & Associates (Certified Public Accounting and Consulting Firm)

TRUSTEE Began Serving: January 2011	Other Directorships: Trustee, Various Asbestos Trusts (Investment of Assets and Claim Payment)
Richard A. Hay Age: 61	Principal Occupation: Retired
TRUSTEE	Previous Occupation: Senior Vice President, UBS Financial Services January 2000 through February 2007
Began Serving: December 2008

*	All Trustees may be reached via the Funds at 1290 Broadway, Suite 1100, Denver, CO, 80203.

Annual Report | December 31, 2010	57

Board of Trustees and Trust Officers

December 31, 2010 (Unaudited)

Name, Age, Address	Positions Held with Fund Date Service Began	Principal Occupation(s) and Previous Position(s)
Officers
Jerome B. Schmitt Age: 61 WesBanco Trust and Investment Services One Bank Plaza Wheeling, WV 26003	CHIEF EXECUTIVE OFFICER Began Serving: March 2009 PRESIDENT Began Serving: September 2004	Principal Occupations: Co-Portfolio Manager of the WesMark Funds; Executive Vice President, WesBanco, Inc., WesBanco Trust and Investment Services, and Wesbanco Bank, Inc.
Deborah Ferdon Age: 58 WesBanco Trust and Investment Services One Bank Plaza Wheeling, WV 26003	CHIEF COMPLIANCE OFFICER Began Serving: September 2004	Principal Occupations: Chief Compliance Officer of the WesMark Funds; Senior Vice President and Chief Compliance Officer of WesBanco Investment Department, and WesBanco Trust and Investment Services.
David B. Ellwood Age: 54 WesBanco Trust and Investment Services One Bank Plaza Wheeling, WV 26003	CHIEF FINANCIAL OFFICER TREASURER Began Serving: March 2009 VICE PRESIDENT Began Serving: September 2004	Principal Occupations: Co-Portfolio Manager of the WesMark Funds; Senior Vice President, WesBanco Trust and Investment Services.
Todd P. Zerega Age: 36 225 5th Avenue, Suite 1200 Pittsburgh, PA 15222	SECRETARY Began Serving: September 2004	Principal Occupations: Partner, Reed Smith LLP Principal Positions: Associate, Reed Smith LLP
JoEllen Legg Age: 49 1290 Broadway, Suite 1100 Denver, CO 80203	ASSISTANT SECRETARY Began Serving: March 2009

Principal Occupation: Vice President and Associate Counsel, ALPS Fund Services, Inc., since October 2007

Previous Positions: Senior Counsel, Adelphia Communications Corporation, 2005 to 2007; Associate Counsel, Patton Boggs LLP, 2004 to 2005; Associate Counsel, Fried, Frank, Harris, Shriver & Jacobson LLP, 1998 to 2004.

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Board Review of Advisory Contract

December 31, 2010 (Unaudited)

As required by the 1940 Act, the WesMark Funds (“Funds”) Board has reviewed the Funds’ investment advisory contract. The Board’s decision to approve the contract reflects the exercise of its business judgment on whether to continue the existing arrangements. During its review of the contract, the Board considers many factors, among the most material of which are: the Funds’ investment objectives and long term performance; the Adviser’s management philosophy, personnel, and processes; the preferences and expectations of Fund shareholders and their relative sophistication; the continuing state of competition in the mutual fund industry; comparable fees for similar funds in the mutual fund industry; the range and quality of services provided to the Funds and its shareholders by the WesBanco organization in addition to investment advisory services; and a Fund’s relationship to other funds in the WesMark Family of Funds.

In assessing the Adviser’s performance of its obligations, the Board also considers whether there has occurred a circumstance or event that would constitute a reason for it to not renew an advisory contract. In this regard, the Board is mindful of the potential disruptions of the Funds’ operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew an advisory contract. In particular, the Board recognizes that most shareholders have invested in the Funds on the strength of the Adviser’s industry standing and reputation and in the expectation that the Adviser will have a continuing role in providing advisory services to the Funds. Thus, the Board’s “selection” or approval of the Adviser must reflect the fact that it is the shareholders who have effectively selected the Adviser by virtue of having invested in the Funds.

The Board also considers the compensation and benefits received by the Adviser. This includes fees received for services, such as custody and shareholder servicing, provided to the Funds by other entities in the WesBanco organization and research services received by the Adviser from brokers that execute fund trades, as well as advisory fees. In this regard, the Board is aware that various courts, including the United States Supreme Court, have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an Adviser’s fiduciary duty with respect to its receipt of compensation: the nature and quality of the services provided by the Adviser, including the performance of a Fund; the Adviser’s cost of providing the services; the extent to which the Adviser may realize “economies of scale” as a Fund grows larger; any indirect benefits that may accrue to the Adviser and its affiliates as a result of the Adviser’s relationship with a Fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts bearing on the Adviser’s service and fee. The Funds’ Board is aware of these factors and is guided by them in its review of the Funds’ advisory contract to the extent they are appropriate and relevant, as discussed further below.

The Board considers and weighs these circumstances, and in this regard, the Board requests and receives a significant amount of detailed information about the Funds and the WesBanco organization. WesBanco provides much of this information at each regular meeting of the Board, and furnishes additional reports in connection with the particular meeting at which the Board’s formal review of the advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of an advisory contract is informed by reports covering such matters as: the Adviser’s investment philosophy, personnel, and processes; a Fund’s short-and long-term performance (in absolute terms both on a gross basis and net of expenses, as well as in relationship to its particular investment program and certain competitor or “peer group” funds and/or other benchmarks, as appropriate), and comments on the reasons for performance; a Fund’s expenses (including the advisory fee itself and the overall expense structure of a Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading a Fund’s portfolio securities; the nature and extent of the advisory and other services provided to a Fund by the Adviser and its affiliates; compliance and audit reports concerning the Funds and the WesBanco companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or WesBanco are responding to them. The evaluation process is evolutionary, reflecting continually developing considerations. The criteria considered and the emphasis placed on relevant criteria change in recognition of changing circumstances in the mutual fund marketplace.

With respect to the Fund’s performance and expenses in particular, the Board has found the use of comparisons to other mutual funds with comparable investment programs to be particularly useful, given the high degree of competition in the mutual fund business. The Board focuses on comparisons with other similar mutual funds (rather than non-mutual fund products or services) because, simply put, they are more relevant. For example, other mutual funds are the products most like the Funds, and they are readily available to Fund shareholders as alternative investment vehicles. The range of their fees and expenses therefore appears to be a generally reliable indication of what consumers have found to be reasonable in the precise marketplace in which the Fund competes. The Fund’s ability to deliver competitive performance when compared to its peer group may be a useful indicator of how the Adviser is executing on the Fund’s investment program, which would in turn assist the Board in reaching a conclusion that the nature, extent, and quality of the Adviser’s investment management services are such as to warrant continuation of the advisory contract. Because the Funds are the only advisory clients of the Adviser, the Board did not consider fees charged to other institutional accounts to be a relevant consideration in evaluating the advisory fees charged by the Adviser to the Funds.

For the one year and three year periods ended September 30, 2010, the performance of the WesMark Small Company Growth Fund, WesMark Balanced Fund and WesMark Growth Fund were above the median of the relevant peer groups. The WesMark Government Fund’s performance for the one and three year periods ended September 30, 2010 was below the median of a relevant peer group.

Annual Report | December 31, 2010	59

Board Review of Advisory Contract

December 31, 2010(Unaudited)

The Board discussed fund management’s commentary for the Fund’s recent underperformance and was satisfied with the Adviser’s efforts being undertaken with respect to the fund. The Board also discussed the very positive performance of both the WesMark Growth Fund and the WesMark Small Company Fund. The WesMark West Virginia Municipal Bond Fund’s performance for the one-year and three-year periods ended December 31, 2009 was below the median of its peer group. However, the Board also noted that the WesMark West Virginia Municipal Bond Fund’s outperformed both other West Virginia municipal bond funds available in the market for both the one and three years periods ending September 30, 2010. Overall the Board concluded that it was very satisfied with the Advisor’s performance in managing the Funds. The Board will continue to monitor these efforts and performance of the Funds.

The Board also receives financial information about WesBanco, including reports on the compensation and benefits WesBanco derives from its relationships with the Funds. These reports cover not only the fees under the advisory contracts, but also fees received by WesBanco’s subsidiaries for providing other services to the Funds under separate contracts. Such fees included fees for serving as the Funds’ custodian and fees related to the provision of shareholder services. The reports also discuss any indirect benefit WesBanco may derive from its receipt of research services from brokers who execute fund trades. Although the Board considered the profitability of Wesbanco on a fund-by-fund basis, in the Board’s view, the cost of performing advisory services on a fund-specific basis is both difficult to estimate satisfactorily and a relatively minor consideration in its overall evaluation. The Board therefore determined that the profitability analysis was of limited value.

For the semi-annual period ended June 30, 2010, the investment advisory fee before waivers and expense reimbursements for the WesMark Growth Fund, WesMark Balanced Fund, WesMark Government Bond Fund and WesMark Small Company Growth Fund were at or below the median for the relevant peer group. However, for the semi-annual period ended June 30, 2010 after taking into account waivers and expense reimbursements the WesMark Growth Fund, WesMark Balanced Fund, WesMark Government Bond Fund and WesMark Small Company Growth Fund were above the median for the relevant peer group. The investment advisory fee for the West Virginia Municipal Bond Fund was above the median for its peer group both before and after waivers and reimbursements. The Board reviewed the fees and other expenses of the Funds with the Advisor and was satisfied that the overall expense structure of the Funds remained competitive. The Board noted that several of the Funds had recently experienced a decrease in net expense ratios. The Board will continue to monitor advisory fees and other expenses borne by the Funds. The Board also considered the Adviser’s agreement to contractually waive a portion of its investment advisory fee for the WesMark West Virginia Municipal Bond Fund during its current fiscal year. The Board concluded that the nature, quality and scope of services provided the funds by the Adviser and its affiliates were satisfactory.

The Board also considered whether “economies of scale” may exist and whether the Funds benefit from any such economies. The Board noted that each of the Funds is of relatively small size relative to its peers and had not experienced any rapid increase in assets. Under these circumstances, the Board concluded there were no meaningful “economies of scale” enjoyed by the adviser in managing the Funds.

The Board based its decision to renew the advisory contracts on the totality of the circumstances and relevant factors and with a view to past and future long-term considerations. Not all of the factors and considerations identified above are relevant to every Fund, nor does the Board consider any one of them to be determinative. With respect to the factors that are relevant, the Board’s decision to approve the contract reflects its determination that WesBanco’s performance and actions provide a satisfactory basis to support the decision to continue the existing arrangements. Because the totality of circumstances includes considering the relationship of each Fund to the WesBanco family of Funds, the Board does not approach consideration of every Fund’s advisory contract as if that were the only fund offered by the Adviser.

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Additional Information

December 31, 2010 (Unaudited)

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the funds’ prospectus which contains facts concerning its objective and policies, management fees, expenses and other information.

VOTING PROXIES ON FUND PORTFOLIO SECURITIES

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to securities held in a Fund’s portfolio is available, without charge and upon request, by calling 1-800-864-1013. A report on “Form N-PX” of how the Funds voted any such proxies during the most recent 12-month period ended June 30 is available without charge and upon request by calling the Funds toll-free at 1-800-864-1013. This information is also available from the EDGAR database on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO SCHEDULE

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q.” These filings are also available on the SEC’s website at http://www.sec.gov; and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (call 1-800-SEC-0330 for information on the operation of the Public Reference Room). You may also access this information on the WesMark Funds website at www.wesmarkfunds.com by clicking on “Quarterly Reports”, then selecting the name of the Fund.

Annual Report | December 31, 2010	61

Glossary of Terms

December 31, 2010 (Unaudited)

Basis points – A unit that is equal to 1/100th of 1% and is used to denote the change in a financial instrument.

Duration – A measure of a security’s price sensitivity to changes in interest rates. Securities with longer durations are more sensitive to changes in interest rates than securities of shorter durations.

Investment Ratings:

Description	Standard and Poor’s Long-Term Debt Rating	Moody’s Investors Service Long- Term Bond Rating
Highest rating available. Capacity to pay interest and repay principal is extremely strong. Carry smallest degree of investment risk.	AAA	Aaa
Very strong capacity to pay interest and repay principal. Differ from AAA rated securities by very small degree. Still considered high grade obligation.	AA	Aa

Strong capacity to pay interest and repay principal
although is somewhat more susceptible to
adverse effects of changes in circumstances and
economic conditions than those rated higher.
Considered upper medium grade obligation.

	A	A

Regarded as having an adequate capacity to pay
interest and repay principal. Any adverse
economic conditions or changing circumstances
are more likely to lead to a weakened capacity to
pay vs. those rated higher. Considered medium
grade obligation.

	BBB	Baa

Judged to have speculative elements, but has
less near-term vulnerability to default than other
speculative issues. Faces major ongoing
uncertainties or exposure to adverse business,
financial, or economic conditions which could lead
to inadequate capacity to meet timely interest and
principal payments.

	BB	Ba

Has greater vulnerability to default but currently
has capacity to meet interest payments and
principal repayments. Adverse business, financial,
or economic conditions will likely impair capacity
or willingness to pay interest or principal.
Generally lack characteristics of the desirable
investment.

	B	B

Currently identifiable vulnerability to default and is
dependent upon favorable business, financial,
and economic conditions to meet timely payment
of interest and repayment of principal. Such
issues may be in default or there may be present
elements of danger with respect to principal or
interest.

	CCC	Caa
Typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC debt rating (by S&P). Represent obligations which are speculative in a high degree.	CC	Ca
Typically applied to debt subordinated to senior debt which has been assigned an actual or implied CCC-debt rating (by S&P). Represents the lowest rated class of bonds.	C	C

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Notes

Annual Report | December 31, 2010	63

Notes

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Notes

Annual Report | December 31, 2010	65

WesMark Funds℠

Small Company Growth Fund » Cusip 951025501

Growth Fund » Cusip 951025204

Balanced Fund » Cusip 951025303

Government Bond Fund » Cusip 951025402

West Virginia Municipal Bond Fund » Cusip 951025105

WesBanco

WesBanco Investment Department, Investment Adviser
A Division of WesBanco Bank, Inc.

ALPS Distributors, Inc., Distributor

WMK000214 8/30/11

Item 2.  Code of Ethics.

(a)      As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer.

(b)      Not applicable.

(c)      Not applicable to registrant.

(d)      Not applicable to registrant.

(e)      Not applicable to registrant.

(f)(3)  The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant at 1-800- 864-1013.

Item 3.  Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that the following member of the Board’s Audit Committee is an “audit committee financial expert,” and is “independent,” for purposes of this Item:  Lawrence E. Bandi.

Item 4.  Principal Accountant Fees and Services.

Effective March 17, 2009, the registrant’s Board of Trustees approved changing the fiscal year-end of the registrant from January 31 to December 31. The period ended December 31, 2009, as presented below, represents February 1, 2009 through December 31, 2009.

(a)      Audit Fees.  The aggregate fees billed for the fiscal year ended January 31, 2009, for the period ended December 31, 2009 and for the fiscal year ended December 31, 2010 for professional services rendered by the principal accountant for the audit of the registrant’s annual financial services or services that are annually provided by the accountant in connection with statutory and regulatory filings or engagements were $98,300, $98,300 and $103,000, respectively.

(b)      Audit-Related Fees.  The aggregate fees billed in each of the fiscal year ended January 31, 2009, for the period ended December 31, 2009 and for the fiscal year ended December 31, 2010 for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $0, $0 and $0, respectively.

(c)      Tax Fees.  The aggregate fees billed in each of the fiscal year ended January 31, 2009, for the period ended December 31, 2009 and for the fiscal year ended December 31, 2010 for professional services rendered by the principal accountant for tax compliance, tax advise and tax planning were $0, $0 and $0, respectively.

(d)      All Other Fees.  The aggregate fees billed in each of the fiscal year ended January 31, 2009, for the period ended December 31, 2009 and for the fiscal year ended December 31, 2010 for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were $0, $0 and $0, respectively.

(e)(1)  Audit Committee Policies Regarding Pre-approval of Services.

The Audit Committee is required to pre-approve audit and non-audit services performed by the independent auditor in order to assure that the provision of such services does not impair the auditor’s independence. Unless a type of service to be provided by the independent auditor has received general pre-approval, it will require specific pre-approval by the Audit Committee. Any proposed services exceeding pre-approved cost levels will require specific pre-approval by the Audit Committee.

Certain services have the general pre-approval of the Audit Committee. The term of the general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee specifically provides for a different period. The Audit Committee will annually review the services that may be provided by the independent auditor without obtaining specific pre-approval from the Audit Committee and may grant general pre-approval for such services. The Audit Committee will revise the list of general pre-approved services from time to time, based on subsequent determinations. The Audit Committee will not delegate its responsibilities to pre-approve services performed by the independent auditor to management.

The Audit Committee has delegated pre-approval authority to its Chairman. The Chairman will report any pre-approval decisions to the Audit Committee at its next scheduled meeting. The Committee will designate another member with such pre-approval authority when the Chairman is unavailable.

AUDIT SERVICES

The annual Audit Services engagement terms and fees will be subject to the specific pre-approval of the Audit Committee. The Audit Committee must approve any changes in terms, conditions and fees resulting from changes in audit scope, registered investment company (RIC) structure or other matters.

In addition to the annual Audit services engagement specifically approved by the Audit Committee, the Audit Committee may grant general pre-approval for other Audit Services, which are those services that only the independent auditor reasonably can provide. The Audit Committee has pre-approved certain Audit Services, all other Audit Services must be specifically pre-approved by the Audit Committee.

AUDIT-RELATED SERVICES

Audit-Related Services are assurance and related services that are reasonably related to the performance of the audit or review of the registrant’s financial statements or that are traditionally performed by the independent auditor. The Audit Committee believes that the provision of Audit-Related Services does not impair the independence of the auditor, and has pre-approved certain Audit-Related Services, all other Audit-Related Services must be specifically pre-approved by the Audit Committee.

TAX SERVICES

The Audit Committee believes that the independent auditor can provide Tax Services to the registrant such as tax compliance, tax planning and tax advice without impairing the auditor’s independence. However, the Audit Committee will not permit the retention of the independent auditor in connection with a transaction initially recommended by the independent auditor, the purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee has pre-approved certain Tax Services, all Tax Services involving large and complex transactions must be specifically pre-approved by the Audit Committee.

ALL OTHER SERVICES

With respect to the provision of services other than audit, review or attest services the pre-approval requirement is waived if:

(1)	The aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues paid by the registrant, the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant to its accountant during the fiscal year in which the services are provided;
(2)	Such services were not recognized by the registrant, the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant at the time of the engagement to be non-audit services; and
(3)	Such services are promptly brought to the attention of the Audit Committee of the issuer and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee who are members of the board of directors to whom authority to grant such approvals has been delegated by the Audit Committee.

The Audit Committee may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, and would not impair the independence of the auditor.

The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of prohibited non-audit services and the applicability of exceptions to certain of the prohibitions.

PRE-APPROVAL FEE LEVELS

Pre-approval fee levels for all services to be provided by the independent auditor will be established annually by the Audit Committee.  Any proposed services exceeding these levels will require specific pre-approval by the Audit Committee.

PROCEDURES

Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the independent auditor and the Principal Accounting Officer and/or Internal Auditor, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC’s rules on auditor independence.

(e)(2)  No services described in paragraphs (b) through (d) of this Item were approved by the registrant’s Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)       Not applicable to registrant.

(g)      Non-Audit Fees.  The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the fiscal year of the registrant ended January 31, 2009, for the period ended December 31, 2009 and for the fiscal year ended December 31, 2010 were $0, $0 and $0, respectively.

(h)      The registrant’s Audit Committee has considered that the provision of non-audit services that were rendered to the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.  Audit Committee of Listed Registrants.

Not applicable to registrant.

Item 6.  Investments.

The registrant’s “Schedule I – Investments in securities of unaffiliated issuers” (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to registrant.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to registrant.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to registrant.

Item 10.  Submission of Matters to a Vote of Security Holders.

No changes to report.

Item 11.  Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-3(c))), are effective in design and operation and are sufficient to form the basis of the certifications required by Rule 30a-(2) under the Investment Company Act of 1940, as amended, based on their evaluation of these disclosure controls and procedures within 90 days of the filing date of this report on Form N-CSR.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)	Not applicable.

(a)(2)	The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940, as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex.99.Cert.

(a)(3)	Not applicable.

(b)	A certification of the registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, is attached as Ex.99.906.Cert.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant	WesMark Funds

By	/s/ Jerome B. Schmitt
Jerome B. Schmitt President and Chief Executive Officer (Principal Executive Officer)

Date	March 9, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Jerome B. Schmitt
Jerome B. Schmitt President and Chief Executive Officer (Principal Executive Officer)

Date	March 9, 2011

By	/s/ David B. Ellwood

David B. Ellwood Vice President, Treasurer and Chief Financial Officer (Principal Financial Officer)

Date	March 9, 2011